                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                                                  / /
                                        ---------

Post-Effective Amendment No.               72        (File No. 2-47430)      /X/
                                        ---------            and
                                                     (File No. 2-29358)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.             34        (File No. 811-1674)                      /X/
                      ---------

                        (Check appropriate box or boxes.)

                        IDS Life Variable Annuity Fund B
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                           (Exact Name of Registrant)

                           IDS Life Insurance Company
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                               (Name of Depositor)

70100 Ameriprise Financial Center, Minneapolis, MN                         55474
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(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code                 (612) 671-3678
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  Mary Ellyn Minenko, 50607 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
 / / immediately upon filing pursuant to paragraph (b)
 /X/ on May 1, 2006 pursuant to paragraph (b)
 / / 60 days after filing pursuant to paragraph (a)(1)
 / / on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:
 / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS


MAY 1, 2006


IDS LIFE

VARIABLE ANNUITY FUND B

INDIVIDUAL SINGLE PAYMENT IMMEDIATE COMBINATION
FIXED/VARIABLE ANNUITY CONTRACT

INDIVIDUAL SINGLE PAYMENT DEFERRED COMBINATION
FIXED/VARIABLE ANNUITY CONTRACT

INDIVIDUAL FLEXIBLE PAYMENT DEFERRED COMBINATION
FIXED/VARIABLE ANNUITY CONTRACT

GROUP FLEXIBLE PAYMENT DEFERRED COMBINATION
FIXED/VARIABLE ANNUITY CONTRACT

ISSUED BY:  IDS LIFE INSURANCE COMPANY (IDS LIFE)

            70100 Ameriprise Financial Center

            Minneapolis, MN 55474
            Telephone: (800) 862-7919

            ameriprise.com/variableannuities

            Account: IDS Life Variable Annuity Fund B

NEW IDS LIFE VARIABLE ANNUITY FUND B CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. A prospectus is also available for RiverSource(SM) Variable Portfolio - Core Equity Fund (previously AXP(R) Variable Portfolio - Core Equity Fund). Please read the prospectuses carefully and keep them for future reference.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the contract are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the contract's features, benefits, risks and fees.




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1 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS
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This prospectus provides a general description of the contract. Your actual contract, and any riders or endorsements, are the controlling documents.


IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectus. Do not rely on any such information or representations.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges may also be different between each annuity.

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2 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      4
THE CONTRACT IN BRIEF                                                          6
EXPENSE SUMMARY                                                                8
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   10
FINANCIAL STATEMENTS                                                          10
THE VARIABLE ACCOUNT AND THE FUND                                             10
THE FIXED ACCOUNT                                                             11
BUYING YOUR CONTRACT                                                          12
CHARGES                                                                       14
VALUING YOUR INVESTMENT                                                       16
MAKING THE MOST OF YOUR CONTRACT                                              18
SURRENDERS                                                                    20
TSA - SPECIAL SURRENDER PROVISIONS                                            21
CHANGING OWNERSHIP                                                            22
BENEFITS IN CASE OF DEATH                                                     22
SPECIAL FEATURES OF THE GROUP CONTRACT                                        22
THE ANNUITY PAYOUT PERIOD                                                     23
TAXES                                                                         25
VOTING RIGHTS                                                                 28
ABOUT THE SERVICE PROVIDERS                                                   28
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                  29



CORPORATE CONSOLIDATION

Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, we plan to change the name of IDS Life to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


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3 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT THE CONTRACT.

ACCUMULATION UNIT: A measure of the value of the variable account before annuity payouts begin.

ACCUMULATION VALUE: The total value of your deferred contract before we deduct any applicable charges.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your deferred contract. The standard assumed investment rate we use is 5% but you may request we substitute a different assumed investment rate.

BENEFICIARY: The person you designate to receive benefits in case of the annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: An annuity contract, or a certificate we deliver to a participant that represents that person's participation in the group contract, that provides for lifetime or other forms of payouts beginning at a specified time. This prospectus describes the following types of contracts for use with tax-deferred retirement plans:

-  an individual single payment immediate contract;

-  an individual single payment deferred contract;

-  an individual flexible payment deferred contract; and

-  a group flexible payment deferred contract.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract or certificate and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments or transfers. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUND: The investment option under your contract. You may allocate your purchase payments or transfers into the variable account investing in shares of this fund.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

OWNER: The person or party entitled to ownership rights stated in the contract and in whose name the contract is issued.

PARTICIPANT: An eligible employee or other person named in the certificate who has all rights under the certificate, except as reserved by the owner of the contract.

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4 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS
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QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-  Roth IRAs under Section 408A of the Code

-  Plans under Section 401(k) of the Code (Section 401(k) plans)


- Custodial and investment only plans under Section 401(a) of the Code (Section 401(a) plans)


-  Tax-Sheltered Annuities under Section 403(b) of the Code (TSAs)

Your contract does not provide any necessary or additional tax deferral since it is used to fund a retirement plan that is already tax deferred.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your deferred contract. It is the accumulation value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of the variable account on each valuation date. If we receive a purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process the payment or transaction using the accumulation unit value we calculate on the valuation date we received the payment or transaction request. On the other hand, if we receive the purchase payment or transaction request at our home office at or after the close of business, we will process the payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: A separate account to which you may allocate purchase payments; it invests in shares of one fund. The value of your investment in the variable account changes with the performance of the fund.

YOU, YOUR: The owner of an individual contract or the participant in a group contract.

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5  IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to provide money for retirement. Under the contract, you can allocate one or more purchase payments or contributions to the fixed account and/or variable account. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout on a fixed or variable basis, or a combination of both.

The contract is designed to fund tax-deferred retirement plans including IRAs, Roth IRAs, Section 401(k) plans, Section 401(a) plans or TSAs. Therefore, the contract will not provide any necessary or additional tax deferral. However, the contract has features other than tax deferral that may help you in reaching your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions"). You should consult your tax advisor for an explanation of the potential tax implications to you.

ACCOUNTS: Currently, you may allocate your purchase payments between:


- the variable account that invests in a fund whose investment objective is long-term growth of capital. The value of the variable account varies with the performance of the fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the variable account. (p. 10)

- the fixed account, which earns interest at a rate that we adjust periodically. (p. 11)

BUYING YOUR CONTRACT: We no longer offer new contracts. (p. 12)


PURCHASE PAYMENTS / CONTRIBUTIONS:

- UNDER THE INDIVIDUAL SINGLE PAYMENT IMMEDIATE CONTRACT, you made an initial purchase payment of at least $3,000. You cannot make additional purchase payments under this contract;

- UNDER THE INDIVIDUAL SINGLE PAYMENT DEFERRED CONTRACT, you made an initial purchase payment of at least $3,000. You cannot make additional purchase payments under this contract;

- UNDER THE INDIVIDUAL FLEXIBLE PAYMENT DEFERRED CONTRACT, you may make 10 or more annual purchase payments of at least $300 per year. Total purchase payments must equal at least $3,000 by your retirement date; and


- UNDER THE GROUP FLEXIBLE PAYMENT DEFERRED CONTRACT, you may make an annual contribution. The contribution must be at least $300 per year if your retirement date is 10 years or more from your certificate date. If your retirement date is less than 10 years from your certificate date, total contributions must equal at least $3,000 by your retirement date. (p. 12)

TRANSFERS: Under a deferred contract, before the retirement date, you may give us written or telephone instructions to transfer the accumulation value between the fixed account and the variable account, subject to certain restrictions. You also may establish automated transfers between the accounts under any procedures that may currently be in effect. (p. 18)


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6 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

SURRENDERS: You may surrender all or part of a deferred contract any time before the retirement date by giving us written or telephone instructions, subject to certain restrictions. You also may establish automated partial surrenders. You will pay income tax on the taxable part of your surrender and you may have to pay an IRS penalty tax if you surrender part or all of your contract before reaching age 59 1/2. You should consult a tax advisor before making a surrender request. (p. 20)

CHANGING OWNERSHIP: Restrictions apply concerning change of ownership rights under a contract. (p. 22)

BENEFITS IN CASE OF DEATH: Under a deferred contract, if the annuitant dies before annuity payouts begin and while the contract is in force, we will pay the beneficiary an amount at least equal to the accumulation value of the contract to the participant's account, as applicable. (p. 22)

ANNUITY PAYOUTS: You can select how you want annuity payouts made and when they are to begin. You may choose from a variety of plans to make sure that payouts continue as long as you like. As a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. (p. 23)

TAXES: Income earned on your accumulation value generally grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. You pay taxes on the payouts you receive under an immediate annuity contract. (p. 25)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block your access to accumulation values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


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7  IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING AND OWNING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT. THERE IS NO CHARGE FOR A FULL OR PARTIAL SURRENDER OF YOUR DEFERRED CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SALES AND ADMINISTRATIVE CHARGE

(Deductions from purchase payments.)

          SINGLE AND FLEXIBLE PAYMENT CONTRACTS, 1972 SERIES

                                                        TOTAL CHARGE
          PART OF THE                                 AS PERCENTAGE OF
          TOTAL PURCHASE                               TOTAL PURCHASE
          PAYMENT                                         PAYMENT
          First $1,500                                     15.0%
          Next $48,500                                      4.0
          Over $50,000                                      2.0

          SINGLE AND FLEXIBLE PAYMENT CONTRACTS, 1971 AND 1969 SERIES

                                                        TOTAL CHARGE
          PART OF THE                                 AS PERCENTAGE OF
          TOTAL PURCHASE                               TOTAL PURCHASE
          PAYMENT                                          PAYMENT
          First $1,000                                     20.0%
          Next $49,000                                      4.0
          Over $50,000                                      2.0

          GROUP FLEXIBLE PAYMENT CONTRACT

                                                        TOTAL CHARGE
          PART OF THE                                 AS PERCENTAGE OF
          TOTAL PURCHASE                               TOTAL PURCHASE
          PAYMENT                                          PAYMENT
          First $10,000                                    5.75%
          Next $40,000                                      4.0
          Excess over $50,000                               2.0


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily variable account value)

Mortality and expense risk assurance fee                             1%

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8 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUND

THE NEXT TABLE DESCRIBES THE TOTAL OPERATING EXPENSES OF THE FUND THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE SHOWS THE FEES AND EXPENSES CHARGED BY THE FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE FUND.


TOTAL ANNUAL OPERATING EXPENSE FOR THE FUND

(As a percentage of average daily net assets)



                                                                                                             GROSS TOTAL
                                                                         MANAGEMENT   12b-1      OTHER          ANNUAL
                                                                            FEES      FEES      EXPENSES       EXPENSES
RiverSource(SM) Variable Portfolio - Core Equity Fund                       0.40%       --        0.05%         0.45%*
(previously AXP(R) Variable Portfolio - Core Equity Fund



* The investment manager and its affiliates have contractually agreed to waive certain fees and expenses indefinitely. Under this agreement, net expenses will not exceed 0.40%.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR SALES AND ADMINISTRATIVE CHARGE, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF THE FUND. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, WHETHER OR NOT THE CONTRACT IS ANNUITIZED OR SURRENDERED AT THE END OF THE APPLICABLE TIME PERIODS, YOUR COSTS WOULD BE:


                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
SINGLE PAYMENT CONTRACTS, 1972 SERIES(a)                      $704    $  998    $1,313     $2,207
FLEXIBLE PAYMENT CONTRACTS, 1972 SERIES(b)                     704       998     1,313      2,207
SINGLE AND FLEXIBLE PAYMENT CONTRACTS, 1971 SERIES(c)          699       993     1,309      2,203
SINGLE AND FLEXIBLE PAYMENT CONTRACTS, 1969 SERIES(d)          699       993     1,309      2,203
GROUP CONTRACT(e)                                              714     1,008     1,323      2,215



(a) Includes an upfront blended sales charge of 4.5% (13% on first $1,500 and 3% on next $8,500), and an upfront blended administrative charge of 1.15% (2% on first $1,500 and 1% on next $8,500).
(b) Includes an upfront blended sales charge of 3.65% (13% on first $1,500 and 2% on next $8,500), and an upfront administrative charge of 2%. Also assumes the first year $10,000 installment payment is invested as a lump sum.
(c) Includes an upfront blended sales charge of 4.5% (18% on first $1,000 and 3% on next $9,000) and an upfront blended administrative charge of 1.1% (2% on first $1,000 and 1% on next $9,000). Also assumes the first year $10,000 installment payment is invested as a lump sum.
(d) Includes an upfront blended sales charge of 3.6% (18% on first $1,000 and 2% on remaining $9,000), and an upfront administrative charge of 2%. Also assumes the first year $10,000 installment payment is invested as a lump sum.
(e) Includes an upfront sales charge of 3.75% and an upfront administrative charge of 2%.


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9  IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


The following table gives per-unit information about the financial history of the variable account. The date in which operations commenced in the variable account is noted in parentheses.



YEAR ENDED DEC. 31,                                           2005        2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------------
IDS LIFE VARIABLE ANNUITY FUND B* (05/10/1968)
Accumulation unit value at beginning of period              $29.78      $28.32     $ 22.22     $ 29.42     $ 36.79
Accumulation unit value at end of period                    $31.42      $29.78     $ 28.32     $ 22.22     $ 29.42
Number of accumulation units outstanding
at end of period (000 omitted)                               7,647       9,568      11,494      13,657      16,995
Ratio of operating expense to average net assets              1.00%       1.29%       1.40%       1.40%       1.40%

YEAR ENDED DEC. 31,                                           2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------
IDS LIFE VARIABLE ANNUITY FUND B* (05/10/1968)
Accumulation unit value at beginning of period             $ 38.85     $ 29.29     $ 24.71     $ 20.26     $ 16.55
Accumulation unit value at end of period                   $ 36.79     $ 38.85     $ 29.29     $ 24.71     $ 20.26
Number of accumulation units outstanding
at end of period (000 omitted)                              19,809      22,893      26,644      30,122      32,645
Ratio of operating expense to average net assets              1.40%       1.40%       1.40%       1.40%       1.40%



* EFFECTIVE SEPT. 10, 2004, IDS LIFE VARIABLE ANNUITY FUND B TRANSFERRED ITS NET ASSETS IN A TAX-FREE EXCHANGE FOR SHARES OF RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE EQUITY FUND.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the variable account in the SAI.

THE VARIABLE ACCOUNT AND THE FUND

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contract are general obligations of IDS Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of the variable account only to that variable account. State insurance law prohibits us from charging the variable account with liabilities of any other variable account or of our general business. The variable account's net assets are held in relation to the contracts described in this prospectus.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

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10 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

THE FUND: You may allocate purchase payments and transfers to the variable account that invests in shares of RiverSource Variable Portfolio - Core Equity Fund. The fund was established on March 18, 2004. The fund's investment objective is long-term growth of capital. The fund invests primarily in U.S. common stocks of companies with market capitalization of at least $5 billion. RiverSource Investments, LLC is the investment adviser.


The fund underlying the contract in which the variable account invests may have a name, portfolio manager, objective, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. The underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of the underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment adviser cannot guarantee that the fund will meet its investment objective. Please read the fund's prospectus for facts you should know before investing. The fund's prospectus is available by contacting us at the address or telephone number on the first page of this prospectus.

The fund intends to comply with the diversification requirements under Section 817(h) of the Code.

THE FIXED ACCOUNT


You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on our continued claims-paying ability. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing the contract, the rates currently in effect for our new and existing annuities, product design, competition, and our revenues and expenses.


We are not required to register interests in the fixed account with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract" for restrictions on transfers involving the fixed account.)

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11 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

BUYING YOUR CONTRACT

NEW CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus describes the following types of qualified annuities:

- INDIVIDUAL SINGLE PAYMENT IMMEDIATE CONTRACT. You made a single purchase payment. Annuity payouts started within 60 days after we approved your application.

- INDIVIDUAL SINGLE PAYMENT DEFERRED CONTRACT. You made a single purchase payment. Annuity payouts are deferred until some future date.

- INDIVIDUAL FLEXIBLE PAYMENT DEFERRED CONTRACT. You make purchase payments in installments over one or more years. Annuity payouts begin at some future date after you have paid all installments.

- GROUP FLEXIBLE PAYMENT DEFERRED CONTRACT. This contract provides benefits under TSA plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code. The master contract is issued to the employer as owner and provides benefits for all TSA plan participants. Each participant may elect from several annuity payout options that provide for annuity payouts at some future date.

The owner has all rights and may receive all benefits under the contract. However, under certain tax-deferred retirement plans, you may participate in the contract's benefits even if you are not the owner.

We applied the initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments to the accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the variable account using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the variable account using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date.

- FOR AN INDIVIDUAL SINGLE PAYMENT IMMEDIATE CONTRACT, you selected the retirement date on your application. The retirement date was no later than 60 days after the application date.

- FOR AN INDIVIDUAL SINGLE PAYMENT DEFERRED CONTRACT, you selected the retirement date on your application. The retirement date was at least 60 days after the application date. You can change the retirement date at any time not less than 30 days before annuity payouts are to begin.

- FOR AN INDIVIDUAL FLEXIBLE PAYMENT DEFERRED CONTRACT, you selected the retirement date on your application. You can change the retirement date at any time not less than 30 days before annuity payouts are to begin.

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12 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

- FOR A GROUP FLEXIBLE PAYMENT DEFERRED CONTRACT, you selected the retirement date on your statement of participation. The retirement date must be at least so many years after the certificate date that the number of years multiplied by the annual purchase payment equals or exceeds $3,000. You can change the retirement date at any time not less than 30 days before annuity payouts are to begin.

TO COMPLY WITH IRS REGULATIONS, the retirement date generally must be:

- FOR ROTH IRAs, no later than the contract anniversary nearest the annuitant's 75th birthday.

- FOR IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- FOR ALL OTHER CONTRACTS, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your RMDs in the form of partial surrenders under the contract, annuity payouts can start as late as the annuitant's 75th birthday.

BENEFICIARY

Under a deferred contract, if death benefits become payable before the retirement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the accumulation value. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS / CONTRIBUTIONS

- UNDER AN INDIVIDUAL SINGLE PAYMENT IMMEDIATE CONTRACT, you made an initial purchase payment of at least $3,000. You cannot make additional purchase payments under this contract.

- UNDER AN INDIVIDUAL SINGLE PAYMENT DEFERRED CONTRACT, you made an initial purchase payment of at least $3,000. You cannot make additional purchase payments under this contract.

- UNDER AN INDIVIDUAL FLEXIBLE PAYMENT DEFERRED CONTRACT, you may make 10 or more purchase payments of at least $300 per year. Total purchase payments must equal at least $3,000 by your retirement date. If paying by installments under a scheduled payment plan, the minimum allowable purchase payment is $25 per month or $11.54 biweekly. We may limit the total purchase payments you can make, but will not do so until you have paid in $100,000 for one annuitant. You may not make additional purchase payments after the retirement date or the contract anniversary date nearest the annuitant's 75th birthday, whichever comes first. Your purchase payments must meet the limits imposed by the Code and the tax-deferred retirement plan itself.

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13 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

- UNDER A GROUP FLEXIBLE PAYMENT DEFERRED CONTRACT, you may make contributions of at least $300 per year if your retirement date is 10 years or more from your certificate date. If your retirement date is less than 10 years from your certificate date, total contributions must equal at least $3,000 by your retirement date. Your annual contributions may increase within the contribution limits provided by the Code. However, if your annual contributions total more than twice that of the very first annual contribution, we reserve the right to place further conditions on contributions.

HOW TO MAKE PURCHASE PAYMENTS / CONTRIBUTIONS

1 BY LETTER

Send your check, along with your name and contract number to:

IDS LIFE INSURANCE COMPANY

70100 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN

Your sales representative can help you set up:

- automatic payroll deductions, salary reduction contributions or another group billing arrangement; or

-  a bank authorization.

CHARGES

COMBINED SALES AND ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records and to pay for service in connection with your contract.

SALES AND ADMINISTRATIVE CHARGE

(Deductions from purchase payments. The net amount invested is total purchase payments minus the deduction for the sales and administrative charge.)

SINGLE PAYMENT CONTRACT, 1972 SERIES

                                                                                TOTAL CHARGE      TOTAL DEDUCTION
PART OF THE                               DEDUCTION        DEDUCTION FOR      AS PERCENTAGE OF    AS PERCENTAGE OF
TOTAL PURCHASE                            FOR SALES        ADMINISTRATIVE      TOTAL PURCHASE        NET AMOUNT
PAYMENT                                    CHARGE             CHARGE              PAYMENT            INVESTED
First $1,500                                13.0%               2.0%               15.0%              17.65%
Next $48,500                                 3.0                1.0                 4.0                4.17
Over $50,000                                 1.5                0.5                 2.0                2.04

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14 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

FLEXIBLE PAYMENT CONTRACT, 1972 SERIES

                                                                                TOTAL CHARGE      TOTAL DEDUCTION
PART OF THE                               DEDUCTION        DEDUCTION FOR      AS PERCENTAGE OF    AS PERCENTAGE OF
TOTAL PURCHASE                            FOR SALES        ADMINISTRATIVE      TOTAL PURCHASE        NET AMOUNT
PAYMENT                                    CHARGE             CHARGE              PAYMENT            INVESTED
First $1,500                                13.0%               2.0%               15.0%              17.65%
Next $48,500                                 2.0                2.0                 4.0                4.17
Over $50,000                                 0.5                1.5                 2.0                2.04

SINGLE AND FLEXIBLE PAYMENT CONTRACTS, 1971 SERIES

                                                                                TOTAL CHARGE      TOTAL DEDUCTION
PART OF THE                               DEDUCTION        DEDUCTION FOR      AS PERCENTAGE OF    AS PERCENTAGE OF
TOTAL PURCHASE                            FOR SALES        ADMINISTRATIVE      TOTAL PURCHASE        NET AMOUNT
PAYMENT                                    CHARGE             CHARGE              PAYMENT            INVESTED
First $1,000                                18.0%               2.0%               20.0%              25.00%
Next $49,000                                 3.0                1.0                 4.0                4.17
Over $50,000                                 1.5                0.5                 2.0                2.04

SINGLE AND FLEXIBLE PAYMENT CONTRACTS, 1969 SERIES

                                                                                TOTAL CHARGE      TOTAL DEDUCTION
PART OF THE                               DEDUCTION        DEDUCTION FOR      AS PERCENTAGE OF    AS PERCENTAGE OF
TOTAL PURCHASE                            FOR SALES        ADMINISTRATIVE      TOTAL PURCHASE        NET AMOUNT
PAYMENT                                    CHARGE             CHARGE              PAYMENT            INVESTED
First $1,000                                18.0%               2.0%               20.0%              25.00%
Next $49,000                                 2.0                2.0                 4.0                4.17
Over $50,000                                 1.5                0.5                 2.0                2.04

GROUP FLEXIBLE PAYMENT CONTRACT

                                                                                TOTAL CHARGE      TOTAL DEDUCTION
PART OF THE                               DEDUCTION        DEDUCTION FOR      AS PERCENTAGE OF    AS PERCENTAGE OF
TOTAL PURCHASE                            FOR SALES        ADMINISTRATIVE      TOTAL PURCHASE        NET AMOUNT
PAYMENT                                    CHARGE             CHARGE              PAYMENT            INVESTED
First $10,000                               3.75%               2.0%               5.75%               6.10%
Next $40,000                                 2.0                2.0                 4.0                4.17
Excess over $50,000                          0.5                1.5                 2.0                2.04

MORTALITY AND EXPENSE RISK ASSURANCE FEE

We charge this fee daily to your variable account. The unit values of your variable account reflect this fee and it totals 1% of the variable account's average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

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15 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Mortality risk arises because of our guarantee to pay a death benefit and to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk assurance fee.

Expense risk arises because we cannot increase the sales and administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk assurance fee if future expenses are less than expected.

The variable account pays us the mortality and expense risk assurance fee it accrues as follows:

- first, to the extent possible, the variable account pays this fee from any dividends distributed from the fund in which it invests;

- then, if necessary, the fund redeems shares to cover any remaining fees payable.

We may use any profits we realize from the variable account's payment of the mortality and expense risk assurance fee for any proper corporate purpose.

SURRENDER CHARGE


There is no charge for surrendering all or part of your contract.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the fund that are described in the fund's prospectus (see "Annual Operating Expenses of the Fund").


PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon the state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium taxes when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when purchase payments are made or when you surrender your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

-  plus interest credited; and


-  minus the sum of amounts surrendered and amounts transferred out.


--------------------------------------------------------------------------------
16 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

VARIABLE ACCOUNT

We convert amounts you allocate to the variable account into accumulation units. Each time you make a purchase payment or transfer into the variable account, we credit a certain number of accumulation units to your contract for that account. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender or you transfer amounts out of the variable account.The accumulation units are the true measure of investment value in the variable account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the account invests.


The dollar value of each accumulation unit can rise or fall daily depending on variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for the variable account we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for the variable account equals the last value times the account's current investment factor.

WE DETERMINE THE INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk assurance fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in the variable account.

FACTORS THAT AFFECT VARIABLE ACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the variable account;

-  transfers into or out of the variable account; and/or

-  partial surrenders.

Accumulation unit values will fluctuate due to:

-  changes in fund net asset value;

-  fund dividends distributed to the variable account;

-  fund capital gains or losses;

-  fund operating expenses; and

-  mortality and expense risk assurance fees.

SPLITTING UNITS


We can split accumulation units. We will do so only if it is in the best interests of the contract owner and IDS Life.


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17 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED PARTIAL SURRENDERS AND TRANSFERS

We currently allow deferred contract owners to establish automated partial surrenders of accumulation values. You can establish automated partial surrenders through a one-time written or telephone request to us.

The minimum partial surrender amount is $50. You can make the surrender on a monthly, quarterly, semiannual or annual basis. You may start or stop this service at any time, but you must give us 30 days' notice to change any automated surrender instructions that are currently in place. Automated partial surrenders are subject to all of the other contract provisions and terms including provisions relating to the transfer of money between accounts. Automated partial surrenders are not available for 1969 Series contracts that were issued prior to May 1971.

The balance in your account from which you make an automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate. If we must suspend your arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

Automated partial surrenders may result in income taxes and IRS penalty taxes being applied to all or a portion of the amount surrendered. (See "Surrenders" and "Taxes.") Consult your tax advisor if you have any questions about the taxation of your contract.

Under some contracts, applicable law may restrict automated partial surrenders. When automated partial surrenders are in effect, additional purchase payments may not be appropriate and, therefore, are not permitted.

You also may be able to make automated transfers from the variable account to the fixed account according to any automated transfer procedures that are currently in effect. Please contact your sales representative for more information.

TRANSFERRING BETWEEN ACCOUNTS

Under a deferred contract, you can transfer accumulation values of at least $250 from the variable account to the fixed account or from the fixed account to the variable account once each contract year. This right ends 30 days before annuity payouts begin. Currently, we do not intend to limit the number of transfers from the variable account to the fixed account; however, we limit transfers from the fixed account to the variable account to once each contract year on the contract anniversary date.

We have adopted a policy not to permit market timing. Market timing is frequent or short-term trading activity. Market timing may adversely impact the performance of an underlying fund in which a variable account invests by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. The variable account invests in shares of only one fund. Due to the transfer restrictions between the fixed account and the variable account, a contract owner may not engage in frequent or short-term trading under this contract, thereby mitigating the risks of market timing. For this reason, market timing monitoring procedures have not been established with respect to this contract. However, if we determine, in our sole discretion, that your transfer activity constitutes market timing, we reserve the right to modify, restrict or suspend your transfer privileges to the extent permitted by applicable law.

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18 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

You may make your transfer request to us in writing or by any other method acceptable to us. We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.


HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:


IDS LIFE INSURANCE COMPANY

70100 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474


* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY PHONE

Call between 7 a.m. and 10 p.m. Central time:
(800) 862-7919

TTY service for the hearing impaired:
(800) 285-8846

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

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19 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

SURRENDERS

You can surrender all or part of your deferred contract any time before the retirement date. You cannot surrender the contract in whole or in part after annuity payouts have started. (See "The Annuity Payout Period - Annuity Payout Plans" and "Making the Most of Your Contract - Automated Partial Surrenders and Transfers.")

You may make your request to us in writing or by any other method acceptable to us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. You cannot surrender part of your contract if the remaining accumulation value will be less than $20.

Any partial surrenders you take under your contract will reduce your accumulation value. As a result, the value of your death benefit will be reduced. In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of your death benefit (see "Taxes - Required minimum distributions").

You may receive extra money if our state premium tax liability is reduced as a result of your surrender. If it is, you will receive either the amount of the reduction or the amount already deducted from your purchase payments for premium taxes, whichever is less.

Your surrender may result in adverse tax consequences. Consult a qualified tax advisor before requesting a surrender.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-  request that payment be wired to your bank;

-  bank account must be in the same ownership as your contract; and

-  pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

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20 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   - the surrender amount includes a purchase payment check that has not cleared;

   -  the NYSE is closed, except for normal holiday and weekend closings;

   -  trading on the NYSE is restricted, according to SEC rules;

   - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL SURRENDER PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -  you are at least age 59 1/2;

   -  you are disabled as defined in the Code;

   -  you severed employment with the employer who purchased the contract; or

   -  the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all accumulation values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes.")

- The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

- The above restrictions on distributions do not affect the availability of the amount transferred or rolled over to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of accumulation values within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

PARTICIPANTS IN THE TEXAS OPTIONAL RETIREMENT PROGRAM

You cannot receive distributions before retirement unless you become totally disabled or end your employment at a Texas college or university. This restriction affects your right to:

-  surrender all or part of your contract at any time; and

-  move up your retirement date.

These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

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21 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

CHANGING OWNERSHIP

The contract cannot be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us. However, if the contract is owned by a custodian or trust or by an employer as part of a tax-deferred retirement plan, the custodian, trust or employer may transfer ownership of the contract to the annuitant. The change will become binding on us when we receive and record it. We will honor a change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take responsibility for the validity of the change.

BENEFITS IN CASE OF DEATH

Under a deferred contract, if the annuitant dies before annuity payouts begin and while the contract is in force, we will pay the beneficiary the greater of:

-  the sum of all purchase payments minus surrenders; or

-  the accumulation value of the contract.

Under the group contract, if the participant dies before annuity payments begin and while the contract is in force, we will pay the beneficiary the greater of:

-  the sum of all purchase payments minus surrenders; or

-  the accumulation value of the participant's account.

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the accumulation value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law.


DEATH BENEFIT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit payment directly deposited into a checking account.


ANNUITY PAYOUT PLAN: If the annuitant's death occurs after annuity payouts have begun, we will continue to pay any remaining guaranteed annuity payouts to the beneficiary until the end of the guaranteed period.

SPECIAL FEATURES OF THE GROUP CONTRACT

MODIFICATIONS: From time to time, we may modify the group contract in order to conform the contract to or provide the benefit of any federal or state law or any IRS rule or regulation. We also reserve the right to make certain other modifications to the contract. We will give the owner at least 90 days' notice of any such modification.


EXPERIENCE RATING: The group contract provides for experience rating at our discretion. If the charges made by us for mortality and expense risk assurances exceed the expenses incurred, we may allocate all, a portion, or none of the excess as an experience rating credit.


--------------------------------------------------------------------------------
22 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

No experience rating credits have been paid to date. We will determine the experience rating credit, if any, that accrues to any group contract annually on each contract anniversary. We will determine application of the credit accruing to any group contract in one of two ways:

-  by a reduction in the amount deducted from subsequent contributions; or

- by the crediting of a number of additional units equal in value to the amount of the credit due (such additional units will be credited without the deduction imposed on purchase payments).

SUSPENSION: We may suspend a group contract upon at least 90 days' written notice to the owner if there have not been any contributions made during the contract year immediately preceding the notice. An owner may suspend a contract upon written notice to us at least 90 days in advance of the effective date of the suspension. Upon suspension, we may refuse to accept further contributions. Suspension will not affect the units previously credited to any participant.

TERMINATION OF CONTRIBUTIONS: Upon termination of contributions with respect to a participant for any reason prior to the retirement date, the participant may elect either to withdraw the value of his or her total account, or leave the total account in force under the contract until its value is withdrawn as a surrender, paid upon the death of the participant, or used to provide annuity payouts for the participant. When a participant's variable account is left in force under the contract, the account will continue to reflect the net investment experience of the variable account. If the participant's total account value is less than $1,000, we may fulfill our obligations with respect to a participant by payment of the value in a lump sum.

THE ANNUITY PAYOUT PERIOD

You have the right to decide how and to whom annuity payouts will be made starting at the retirement date. (See "Buying Your Contract - The Retirement Date" for information on the determination of the retirement date.) You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements.

The contract allows you to determine whether we will make payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available for annuity payouts under the plan you select is the accumulation value on your retirement date (less any applicable premium tax).

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age;

-  the annuity table in the contract; and

-  the amounts allocated to the accounts on the retirement date.

In addition, for variable payouts only, amounts depend on the investment performance of the variable account. These payouts will vary from month to month because the performance of the fund will fluctuate. (Fixed payouts remain the same from month to month.)

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23 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

ANNUITY TABLES


The annuity tables in your contract (Schedule A and Schedule B) show the amount of the monthly payout for each $1,000 of accumulation value according to the age and, when applicable, the sex of the annuitant. Where required by law, we will use a unisex table of settlement rates.


Schedule A shows the amount of the first monthly variable payout assuming the accumulation value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on any other such rate agreed upon by us and permitted by law. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed investment rate instead of a lower assumed investment rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Schedule B shows the minimum amount of each fixed payout. Amounts in Schedule B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Schedule B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may have selected on your application or statement of participation how you want annuity payouts made and you selected when the payouts are to begin. If you have a deferred contract, you may change your payout plan at any time at least 30 days before the retirement date.

Here are the plans available for all contracts described in this prospectus:

PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death; we will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

PLAN B: LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts until the annuitant's death, with our guarantee that we will make payouts for a period of at least five, ten or 15 years as you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period has expired. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

--------------------------------------------------------------------------------
24 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND OR INSTALLMENT REFUND:
We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant unless you ask for the Plan D option. This provides payouts for a guaranteed period described in Plan B or in Plan C above, as you elect.


ANNUITY PAYOUT PLAN REQUIREMENTS: You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payouts over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payouts over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

A beneficiary of a contract may ask for a lump-sum payout under Plan B or Plan
C. We will not grant the request if you asked us not to.

If you have not selected a plan by at least 30 days before the retirement date, we will make payouts under Plan B with 120 guaranteed monthly payouts unless this option is contrary to applicable provisions of the Code. Accumulation values that you have allocated to the fixed account will provide fixed-dollar payouts while the remaining accumulation values will provide variable payouts.

If the value of the contract is less than $2,000 on the retirement date, we may pay the accumulation value in a lump sum.

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of your contract is taxable to you only when you receive a payout or surrender (however, see detailed discussion below). Any portion of the annuity payouts and any surrenders you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.


Adverse tax consequences may result if you do not ensure that purchase payments, contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your tax-deferred retirement plan's summary plan description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

--------------------------------------------------------------------------------
25 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Because your contract funds an IRA, Roth IRA, Section 401(k) plan, Section 401(a) plan or TSA that is already tax deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a tax-deferred retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five-year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a tax-deferred retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five-year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits to increase. RMDs may reduce the value of certain death benefits. You should consult your tax advisor for an explanation of the potential tax implications to you.

MANDATORY WITHHOLDING: If you receive directly all or part of the accumulation value from a qualified annuity (except an IRA or Roth IRA), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and a designated beneficiary);


-  the payout is an RMD as defined under the Code;


-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payouts made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

--------------------------------------------------------------------------------
26 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

ELECTIVE WITHHOLDING: If the distribution is not subject to mandatory withholding as described above, you can elect not to have any withholding occur. To do this you must provide us with a valid Social Security Number or Taxpayer Identification Number.


If you do not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. You can provide us with a statement of how many exemptions to use in calculating the withholding.

If the distribution is any other type of payout (such as a partial or full surrender), withholding is computed using 10% of the taxable portion.

The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


PENALTIES: If you receive amounts from your contract (or, if applicable, from the plan) before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:


-  because of your death;

-  because you become disabled (as defined in the Code);

- if the payout is part of a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and a designated beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (for TSAs and contracts funding 401(a) and 401(k) plans only); or


-  to pay certain medical or education expenses (for IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payouts from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you make non-deductible contributions to an IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the variable account is considered a part of our company, although its operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the variable account invests and becomes part of the variable

--------------------------------------------------------------------------------
27 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS account's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the variable account for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

You may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in the variable account to the total number of votes allowed to the account.

After annuity payouts begin, the number of votes is equal to:

-  the reserve held in the variable account, divided by

-  the net asset value of one share of the fund.

As we make annuity payouts, the reserve held in the variable account decreases; therefore, the number of votes also will decrease.

We will send notice of meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contract which it offers continuously. IDS Life performs all sales and administrative duties. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc.


--------------------------------------------------------------------------------
28 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life has received requests for information concerning some of these practices and is cooperating fully with these inquiries.

IDS Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

There are no pending legal proceedings affecting the Variable Account.


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                                                p.  3
Rating Agencies                                                            p.  4
Principal Underwriter                                                      p.  4
Independent Registered Public Accounting Firm                              p.  4
Financial Statements for IDS Life Variable Annuity Fund A                  p.  5
Financial Statements for IDS Life Variable Annuity Fund B                  p. 12
Financial Statements for IDS Life Insurance Company                        p. 19

--------------------------------------------------------------------------------
29 IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

[RIVERSOURCE ANNUITIES(SM) LOGO]

IDS Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474



S-6349 D (5/06)

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                        IDS LIFE VARIABLE ANNUITY FUND A
                                       AND
                        IDS LIFE VARIABLE ANNUITY FUND B

                                   MAY 1, 2006

IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B are separate accounts established and maintained by IDS Life Insurance Company (IDS
Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectuses dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

IDS Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919

TABLE OF CONTENTS

Calculating Annuity Payouts                                               p.  3
Rating Agencies                                                           p.  4

Principal Underwriter                                                     p.  4
Independent Registered Public Accounting Firm                             p.  4
Financial Statements for IDS Life Variable Annuity Fund A                 p.  5
Financial Statements for IDS Life Variable Annuity Fund B                 p. 12
Financial Statements for IDS Life Insurance Company                       p. 19



CORPORATE CONSOLIDATION

Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, we plan to change the name of IDS Life to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.

--------------------------------------------------------------------------------
2 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNT

The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payout, we:

- determine the dollar value of your contract on the valuation date and deduct any applicable premium tax; then
- apply the result to the annuity table contained in the contract, or another table at least as favorable.

The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your variable account is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date by;
-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for the variable account. To calculate later values we multiply the last annuity value by the product of:

-  the investment factor; and
-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

INVESTMENT FACTOR: We determine the investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
-  dividing that sum by the previous adjusted net asset value per share; and
- subtracting the percentage factor representing the mortality and expense risk assurance fee from the result.

Because the net asset value of the fund may fluctuate, the investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then
- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

--------------------------------------------------------------------------------
3 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

RATING AGENCIES


We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable account. This information generally does not relate to the management or performance of the variable account.


For detailed information on the agency ratings given to IDS Life, see "Debt & Ratings Information" under "Investors Relations" on our website at www.ameriprise.com or contact your sales representative. Or view our current ratings by visiting the agency websites directly at:


A.M. Best                                                         www.ambest.com

Fitch                                                       www.fitchratings.com

Moody's                                                 www.moodys.com/insurance

Standard & Poor's                                       www.standardandpoors.com

A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.


Standard & Poor's -- Rates insurance companies for their financial strength.

PRINCIPAL UNDERWRITER

IDS Life serves as principal underwriter for the contracts, which it offers on a continuous basis. IDS Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Our sales representatives are licensed insurance and annuity agents and are registered with the NASD as our representatives. IDS Life is ultimately controlled by Ameriprise Financial, Inc. IDS Life currently pays underwriting commissions for its role as principal underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter has been: 2005: $96,912,450; 2004: $57,026,951; and 2003:
$39,181,124. IDS Life retains no underwriting commission from the sale of the contracts.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 2005 and 2004, and for each of the three years in the period ended Dec. 31, 2005, and the individual financial statements of the segregated asset subaccounts of the IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B at Dec. 31, 2005, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the SAI in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
4 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statement of assets and liabilities of IDS Life Variable Annuity Fund A as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Variable Annuity Fund A's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Variable Annuity Fund A's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the affiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of IDS Life Variable Annuity Fund A at December 31, 2005, and the individual results of its operations and changes in its net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

March 31, 2006

--------------------------------------------------------------------------------
5 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

STATEMENT OF ASSETS AND LIABILITIES
IDS LIFE VARIABLE ANNUITY FUND A

DECEMBER 31, 2005

ASSETS

Investments, at value(1),(2)                                                       $  216,777,756
Dividends receivable                                                                    1,064,834
-------------------------------------------------------------------------------------------------
Total assets                                                                          217,842,590
=================================================================================================
LIABILITIES

Payable to IDS Life for:
   Mortality and expense risk fee                                                         179,692
   Contract terminations                                                                   92,577
-------------------------------------------------------------------------------------------------
Total liabilities                                                                         272,269
-------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                             212,581,886
Net assets applicable to contracts in payment period                                    4,988,435
-------------------------------------------------------------------------------------------------
Total net assets                                                                   $  217,570,321
=================================================================================================
(1) Investment shares                                                                  19,465,482
(2) Investments, at cost                                                           $  194,903,786
-------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

STATEMENT OF OPERATIONS
IDS LIFE VARIABLE ANNUITY FUND A

YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME

Dividend income                                                                    $    3,310,416
Variable account expenses                                                               2,221,938
-------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                         1,088,478
=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
    Proceeds from sales                                                                29,552,401
    Cost of investments sold                                                           27,522,467
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                        2,029,934
Distributions from capital gains                                                          629,108
Net change in unrealized appreciation or depreciation of investments                    7,923,841
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                         10,582,883
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $   11,671,361
=================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
7 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

STATEMENTS OF CHANGES IN NET ASSETS
IDS LIFE VARIABLE ANNUITY FUND A

YEAR ENDED DECEMBER 31,                                                                 2005              2004
OPERATIONS

Investment income (loss) -- net                                                    $    1,088,478    $      699,978
Net realized gain (loss) on sales of investments                                        2,029,934        13,249,942
Distributions from capital gains                                                          629,108                --
Net change in unrealized appreciation or depreciation of investments                    7,923,841        (2,584,060)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        11,671,361        11,365,860
===================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                                                                790,998           816,464
Net transfers(1)                                                                       (4,205,961)       (8,147,118)
Transfers for policy loans                                                                  1,386               187
Adjustments in net assets allocated to contracts in payout period                        (598,410)        4,229,969
Contract terminations:
    Surrender benefits                                                                (19,571,622)      (16,569,648)
    Death benefits                                                                     (3,204,473)       (4,846,448)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from transactions                                                 (26,788,082)      (24,516,594)
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                       232,687,042       245,837,776
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                          $  217,570,321    $  232,687,042
===================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                                  9,119,084        10,132,502
Contract purchase payments                                                                 31,231            34,587
Net transfers(1)                                                                         (173,922)         (141,247)
Transfers for policy loans                                                                     57                 8
Contract terminations:
    Surrender benefits                                                                   (774,038)         (699,329)
    Death benefits                                                                       (127,415)         (207,437)
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                        8,074,997         9,119,084
===================================================================================================================

(1) Includes transfer activity from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

NOTES TO FINANCIAL STATEMENTS
IDS LIFE VARIABLE ANNUITY FUND A

1. ORGANIZATION


IDS Life Variable Annuity Fund A (the Account) was established as a segregated asset account of IDS Life under Minnesota law. Effective Sept. 10, 2004, the Account transferred its net assets in a tax free exchange for shares of RiverSource(SM) Variable Portfolio - Core Equity Fund (the Fund) (previously AXP Variable Portfolio - Core Equity Fund). Concurrent with this tax free exchange, the Account was restructured as a unit investment trust registered under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota. Prior to the tax free exchange, the Account operated as a diversified open end management investment company.


The Account invests exclusively in shares of the Fund which is registered under the 1940 Act as an open-end management investment company.

The Account is used as a funding vehicle for individual variable annuity contracts and variable annuity contracts for employer plans issued by IDS Life.

The assets of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as issuer of the contracts.

Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was formerly a wholly-owned subsidiary of American Express Company. On Sept. 30, 2005, American Express Company distributed its Ameriprise Financial common shares to American Express Company shareholders. Ameriprise Financial is the parent company of IDS Life. Ameriprise Financial owns all the outstanding stock of IDS Life and replaced American Express Company as the ultimate control person of IDS Life.

CORPORATE CONSOLIDATION


Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. This consolidation is expected to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, IDS Life will be renamed to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUND

Investments in shares of the Fund are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Fund and are recorded as income by the Account on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the Account's share of the Fund's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life and may result in additional amounts being transferred into the variable annuity account by IDS Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

--------------------------------------------------------------------------------
9 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

FEDERAL INCOME TAXES

IDS Life is taxed as a life insurance company. The Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. IDS Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

IDS Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1% of the average daily net assets of the Account.

4. CONTRACT CHARGES

Charges by IDS Life for its sales and administrative services applicable to the Account amounted to $33,064 for the year ended Dec. 31, 2005 and $34,463 for the year ended Dec. 31, 2004. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

5. RELATED PARTY TRANSACTIONS


For the period from Oct. 1, 2005 through Dec. 31, 2005, management fees were paid indirectly to RiverSource Investments, LLC, an affiliate of IDS Life, in its capacity as investment manager for the Fund. For the period from Jan. 1, 2005 through Sept. 30, 2005, investment management services were paid indirectly to Ameriprise Financial. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

The Fund pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of IDS Life.


6. INVESTMENT TRANSACTIONS

The Account's purchases of the Fund's shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2005 were $3,777,415.

--------------------------------------------------------------------------------
10 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

7. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the Account.

IDS LIFE VARIABLE ANNUITY FUND A

ACCUMULATION UNIT VALUE
At Dec. 31, 2001                                                                   $        24.54
At Dec. 31, 2002                                                                   $        18.61
At Dec. 31, 2003                                                                   $        23.72
At Dec. 31, 2004                                                                   $        24.95
At Dec. 31, 2005                                                                   $        26.33

UNITS (000S)
At Dec. 31, 2001                                                                           12,676
At Dec. 31, 2002                                                                           11,167
At Dec. 31, 2003                                                                           10,133
At Dec. 31, 2004                                                                            9,119
At Dec. 31, 2005                                                                            8,075

NET ASSETS (000S)
At Dec. 31, 2001                                                                   $      316,867
At Dec. 31, 2002                                                                   $      212,651
At Dec. 31, 2003                                                                   $      245,838
At Dec. 31, 2004                                                                   $      232,687
At Dec. 31, 2005                                                                   $      217,570

INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001                                                             1.02%
For the year ended Dec. 31, 2002                                                             1.26%
For the year ended Dec. 31, 2003                                                             1.49%
For the year ended Dec. 31, 2004                                                             1.59%
For the year ended Dec. 31, 2005                                                             1.49%

EXPENSE RATIO(2)
For the year ended Dec. 31, 2001                                                             1.40%
For the year ended Dec. 31, 2002                                                             1.40%
For the year ended Dec. 31, 2003                                                             1.40%
For the year ended Dec. 31, 2004                                                             1.00%
For the year ended Dec. 31, 2005                                                             1.00%

TOTAL RETURN(3)
For the year ended Dec. 31, 2001                                                           (19.65%)
For the year ended Dec. 31, 2002                                                           (24.16%)
For the year ended Dec. 31, 2003                                                            27.46%
For the year ended Dec. 31, 2004                                                             5.19%
For the year ended Dec. 31, 2005                                                             5.51%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests. Prior to Sept. 10, 2004, these amounts represent the dividends and interest received by the Account from the underlying investments. These ratios exclude the variable account and management fees that result in direct reductions in the unit values.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. Prior to Sept. 10, 2004, these ratios also include the management fee assessed by the fund manager.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

--------------------------------------------------------------------------------
11 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statement of assets and liabilities of IDS Life Variable Annuity Fund B as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Variable Annuity Fund B's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Variable Annuity Fund B's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the affiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of IDS Life Variable Annuity Fund B at December 31, 2005, and the individual results of its operations and changes in its net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

March 31, 2006

--------------------------------------------------------------------------------
12 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

STATEMENT OF ASSETS AND LIABILITIES
IDS LIFE VARIABLE ANNUITY FUND B

DECEMBER 31, 2005

ASSETS

Investments, at value(1),(2)                                                       $  249,215,672
Dividends receivable                                                                    1,224,173
Accounts receivable from purchase payments                                                209,815
-------------------------------------------------------------------------------------------------
Total assets                                                                          250,649,660
=================================================================================================
LIABILITIES

Payable to IDS Life for mortality and expense risk fee                                    208,516
Net assets applicable to contracts in accumulation period                             240,297,955
Net assets applicable to contracts in payment period                                   10,143,189
-------------------------------------------------------------------------------------------------
Total net assets                                                                   $  250,441,144
=================================================================================================
(1) Investment shares                                                                  22,378,234
(2) Investments, at cost                                                           $  224,012,417
-------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

STATEMENT OF OPERATIONS
IDS LIFE VARIABLE ANNUITY FUND B

YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME

Dividend income                                                                    $    3,954,727
Variable account expenses                                                               2,697,911
-------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                         1,256,816
=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
    Proceeds from sales                                                                62,789,119
    Cost of investments sold                                                           58,347,215
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                        4,441,904
Distributions from capital gains                                                          780,520
Net change in unrealized appreciation or depreciation of investments                    7,457,141
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                         12,679,565
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $   13,936,381
=================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

STATEMENTS OF CHANGES IN NET ASSETS
IDS LIFE VARIABLE ANNUITY FUND B

YEAR ENDED DECEMBER 31,                                                                 2005              2004
OPERATIONS

Investment income (loss) -- net                                                    $    1,256,816    $      887,219
Net realized gain (loss) on sales of investments                                        4,441,904        18,783,673
Distributions from capital gains                                                          780,520                --
Net change in unrealized appreciation or depreciation of investments                    7,457,141        (5,341,462)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        13,936,381        14,329,430
===================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                                                                693,225         1,016,579
Net transfers(1)                                                                       (4,224,776)      (13,276,049)
Transfers for policy loans                                                                     72                92
Adjustments in net assets allocated to contracts in payout period                      (1,531,066)        9,116,253
Contract terminations:
   Surrender benefits                                                                 (51,343,625)      (51,307,479)
   Death benefits                                                                      (2,969,788)       (1,456,162)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from transactions                                                 (59,375,958)      (55,906,766)
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                       295,880,721       337,458,057
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                          $  250,441,144    $  295,880,721
===================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                                  9,567,678        11,494,024
Contract purchase payments                                                                 23,083            35,832
Net transfers(1)                                                                         (147,624)          (92,517)
Transfers for policy loans                                                                      2                 3
Contract terminations:
   Surrender benefits                                                                  (1,697,589)       (1,811,373)
   Death benefits                                                                         (98,319)          (58,291)
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                        7,647,231         9,567,678
===================================================================================================================

(1) Includes transfer activity from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

NOTES TO FINANCIAL STATEMENTS
IDS LIFE VARIABLE ANNUITY FUND B

1. ORGANIZATION


IDS Life Variable Annuity Fund B (the Account) was established as a segregated asset account of IDS Life under Minnesota law. Effective Sept. 10, 2004, the Account transferred its net assets in a tax free exchange for shares of RiverSource(SM) Variable Portfolio - Core Equity Fund (the Fund) (previously AXP Variable Portfolio - Core Equity Fund). Concurrent with this tax free exchange, the Account was restructured as a unit investment trust registered under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota. Prior to the tax free exchange, the Account operated as a diversified open end management investment company.


The Account invests exclusively in shares of the Fund which is registered under the 1940 Act as an open-end management investment company.

The Account is used as a funding vehicle for individual variable annuity contracts and group variable annuity contracts issued by IDS Life.

The assets of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as issuer of the contracts.

Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was formerly a wholly-owned subsidiary of American Express Company. On Sept. 30, 2005, American Express Company distributed its Ameriprise Financial common shares to American Express Company shareholders. Ameriprise Financial is the parent company of IDS Life. Ameriprise Financial owns all the outstanding stock of IDS Life and replaced American Express Company as the ultimate control person of IDS Life.

CORPORATE CONSOLIDATION


Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. This consolidation is expected to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, IDS Life will be renamed to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUND

Investments in shares of the Fund are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Fund and are recorded as income by the Account on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the Account's share of the Fund's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life and may result in additional amounts being transferred into the variable annuity account by IDS Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

--------------------------------------------------------------------------------
16 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

FEDERAL INCOME TAXES

IDS Life is taxed as a life insurance company. The Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. IDS Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

IDS Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1% of the average daily net assets of the Account.

4. CONTRACT CHARGES

Charges by IDS Life for its sales and administrative services applicable to the Account amounted to $22,304 for the year ended Dec. 31, 2005 and $32,362 for the year ended Dec. 31, 2004. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

5. RELATED PARTY TRANSACTIONS


For the period from Oct. 1, 2005 through Dec. 31, 2005, management fees were paid indirectly to RiverSource Investments, LLC, an affiliate of IDS Life, in its capacity as investment manager for the Fund. For the period from Jan. 1, 2005 through Sept. 30, 2005, investment management services were paid indirectly to Ameriprise Financial. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

The Fund pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of IDS Life.


6. INVESTMENT TRANSACTIONS

The Account's purchases of the Fund's shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2005 were $4,194,206.

--------------------------------------------------------------------------------
17 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

7. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the Account.

IDS LIFE VARIABLE ANNUITY FUND B

ACCUMULATION UNIT VALUE
At Dec. 31, 2001                                                                   $        29.42
At Dec. 31, 2002                                                                   $        22.22
At Dec. 31, 2003                                                                   $        28.32
At Dec. 31, 2004                                                                   $        29.78
At Dec. 31, 2005                                                                   $        31.42

UNITS (000S)
At Dec. 31, 2001                                                                           16,995
At Dec. 31, 2002                                                                           13,657
At Dec. 31, 2003                                                                           11,494
At Dec. 31, 2004                                                                            9,568
At Dec. 31, 2005                                                                            7,647

NET ASSETS (000S)
At Dec. 31, 2001                                                                   $      511,890
At Dec. 31, 2002                                                                   $      313,880
At Dec. 31, 2003                                                                   $      337,458
At Dec. 31, 2004                                                                   $      295,881
At Dec. 31, 2005                                                                   $      250,441

INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001                                                             0.98%
For the year ended Dec. 31, 2002                                                             1.23%
For the year ended Dec. 31, 2003                                                             1.48%
For the year ended Dec. 31, 2004                                                             1.58%
For the year ended Dec. 31, 2005                                                             1.47%

EXPENSE RATIO(2)
For the year ended Dec. 31, 2001                                                             1.40%
For the year ended Dec. 31, 2002                                                             1.40%
For the year ended Dec. 31, 2003                                                             1.40%
For the year ended Dec. 31, 2004                                                             1.00%
For the year ended Dec. 31, 2005                                                             1.00%

TOTAL RETURN(3)
For the year ended Dec. 31, 2001                                                           (20.03%)
For the year ended Dec. 31, 2002                                                           (24.47%)
For the year ended Dec. 31, 2003                                                            27.45%
For the year ended Dec. 31, 2004                                                             5.17%
For the year ended Dec. 31, 2005                                                             5.51%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests. Prior to Sept. 10, 2004, these amounts represent the dividends and interest received by the Account from the underlying investments. These ratios exclude the variable account and management fees that result in direct reductions in the unit values.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. Prior to Sept. 10, 2004, these ratios also include the management fee assessed by the fund manager.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

--------------------------------------------------------------------------------
18 - IDS LIFE VARIABLE ANNUITY FUND A / IDS LIFE VARIABLE ANNUITY FUND B

IDS Life Insurance Company
------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying Consolidated Balance Sheets of IDS Life Insurance Company (a wholly-owned subsidiary of Ameriprise Financial, Inc.) as of December 31, 2005 and 2004, and the related Consolidated Statements of Income, Stockholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of IDS Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the Consolidated Financial Statements, in 2004 IDS Life Insurance Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" and in 2003 adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities."


                                             /s/ Ernst & Young LLP
                                             ---------------------------------
                                                 Ernst & Young LLP


Minneapolis, Minnesota
February 27, 2006

IDS Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE DATA)                                                      2005          2004
ASSETS

Investments:
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2005, $27,817,021; 2004, $27,400,640)     $27,753,174   $28,131,195
   Preferred and common stocks, at fair value (cost: 2005, $13; 2004, $30,019)                         21        31,256
Mortgage loans on real estate, at cost (less allowance for loan losses: 2005, $41,347;
 2004, $45,347)                                                                                 2,842,362     2,923,542
Policy loans                                                                                      605,212       588,574
Trading securities and other investments                                                          547,668       802,096
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                        31,748,437    32,476,663

Cash and cash equivalents                                                                         233,589       131,427
Restricted cash                                                                                        --       535,821
Reinsurance recoverables                                                                          982,521       876,408
Amounts due from brokers                                                                            4,166         7,109
Other accounts receivable                                                                          62,930        52,527
Accrued investment income                                                                         328,567       351,522
Deferred policy acquisition costs                                                               4,035,879     3,637,956
Deferred sales inducement costs                                                                   370,166       302,997
Other assets                                                                                      220,371       186,003
Separate account assets                                                                        37,929,960    32,454,032
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                            $75,916,586   $71,012,465
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Future policy benefits:
   Fixed annuities                                                                            $26,126,068   $26,978,596
   Variable annuity guarantees                                                                     29,550        32,955
   Universal life insurance                                                                     3,711,628     3,689,639
   Traditional life insurance                                                                     298,479       271,516
   Disability income and long-term care insurance                                               2,145,969     1,942,656
Policy claims and other policyholders' funds                                                       90,233        69,884
Amounts due to brokers                                                                             31,772       162,609
Deferred income taxes, net                                                                          9,099       141,202
Other liabilities                                                                                 381,938       363,821
Separate account liabilities                                                                   37,929,960    32,454,032
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                        70,754,696    66,106,910
---------------------------------------------------------------------------------------------------------------------------

Stockholder's equity:
   Capital stock, $30 par value; 100,000 shares authorized, issued and outstanding                  3,000         3,000
   Additional paid-in capital                                                                   2,020,388     1,370,388
   Retained earnings                                                                            3,269,206     3,190,474
   Accumulated other comprehensive (loss) income, net of tax:
      Net unrealized securities (losses) gains                                                    (90,632)      370,615
      Net unrealized derivative losses                                                            (40,072)      (28,922)
---------------------------------------------------------------------------------------------------------------------------
   Total accumulated other comprehensive (loss) income                                           (130,704)      341,693
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                5,161,890     4,905,555
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                    $75,916,586   $71,012,465
===========================================================================================================================

See Notes to Consolidated Financial Statements.

IDS Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, (THOUSANDS)                                          2005           2004           2003
REVENUES

Premiums:
   Traditional life insurance                                             $   74,751     $   68,335     $   64,890
   Disability income and long-term care insurance                            295,084        283,608        284,111
----------------------------------------------------------------------------------------------------------------------
      Total premiums                                                         369,835        351,943        349,001
Net investment income                                                      1,791,324      1,777,446      1,705,185
Contractholder and policyholder charges                                      577,159        554,344        530,190
Mortality and expense risk and other fees                                    488,633        430,320        390,516
Net realized gain on investments                                              48,296         27,292          4,445
----------------------------------------------------------------------------------------------------------------------
      Total revenues                                                       3,275,247      3,141,345      2,979,337
----------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits:
   Traditional life insurance                                                 41,550         36,843         38,870
   Investment contracts and universal life-type insurance                    232,816        227,664        209,065
   Disability income and long-term care insurance                             75,864         67,261         57,339
Increase (decrease) in liabilities for future policy benefits:
   Traditional life insurance                                                  4,638          1,381         (2,401)
   Disability income and long-term care insurance                            141,286        123,289        142,532
Interest credited to account values                                        1,110,425      1,127,875      1,242,020
Amortization of deferred policy acquisition costs                            315,882        260,778        264,308
Separation costs                                                             121,264             --             --
Other insurance and operating expenses                                       591,133        503,872        453,065
----------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                             2,634,858      2,348,963      2,404,798
----------------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                     640,389        792,382        574,539
Income tax provision                                                         181,657        226,177         66,945
----------------------------------------------------------------------------------------------------------------------
Income before accounting change                                              458,732        566,205        507,594
Cumulative effect of accounting change, net of tax                                --        (70,568)        44,463
----------------------------------------------------------------------------------------------------------------------
Net income                                                                $  458,732     $  495,637     $  552,057
======================================================================================================================

See Notes to Consolidated Financial Statements.

IDS Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                          2005           2004           2003
CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                                $  458,732     $  495,637   $    552,057
Adjustments to reconcile net income to net cash provided by (used in)
 operating activities:
   Cumulative effect of accounting change, net of tax                             --         70,568        (44,463)
   Amortization of deferred policy acquisition costs                         315,882        260,778        264,308
   Amortization of deferred sales inducement costs                            40,332         33,825         23,968
   Capitalization of deferred policy acquisition costs                      (632,743)      (533,842)      (516,928)
   Capitalization of deferred sales inducement costs                         (94,319)       (70,860)       (71,839)
   Amortization of premium, net                                               83,152         92,617        160,862
   Deferred income taxes                                                     122,264         70,574        (30,714)
   Policyholder and contractholder charges, non-cash                        (231,503)      (231,611)      (234,098)
   Net realized gain on investments                                          (48,296)       (27,292)        (4,445)
   Net realized gain on trading securities and equity method investments
    in hedge funds                                                           (24,037)       (37,460)       (30,400)
Change in operating assets and liabilities:
   Trading securities and equity method investments in hedge funds, net      246,828          6,788       (358,200)
   Future policy benefits for traditional life, disability income and
    long-term care insurance                                                 230,276        235,327        265,233
   Policy claims and other policyholders' funds                               20,349          1,973        (17,489)
   Policy loans, excluding universal life-type insurance:
      Repayment                                                               35,996         37,592         43,596
      Issuance                                                               (38,688)       (39,230)       (34,490)
   Reinsurance recoverables                                                 (106,113)      (121,894)      (121,004)
   Other accounts receivable                                                 (10,403)        15,895        (12,177)
   Accrued investment income                                                  22,955          3,852        (64,359)
   Other assets and liabilities, net                                          38,782        (12,765)      (130,066)
----------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                    429,446        250,472       (360,648)
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                   3,124,154      1,603,285     12,232,235
   Maturities, sinking fund payments and calls                             2,241,829      1,931,070      4,152,088
   Purchases                                                              (5,780,183)    (4,392,522)   (20,527,995)
Other investments, excluding policy loans:
   Sales, maturities, sinking fund payments and calls                        652,831        690,333        621,163
   Purchases                                                                (542,610)      (402,235)      (438,336)
   Change in amounts due to and from brokers, net                           (127,894)       (71,415)    (3,261,601)
Change in restricted cash                                                    535,821        298,627             --
----------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                    103,948       (342,857)    (7,222,446)
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activity related to investment contracts and universal life-type insurance:
   Considerations received                                                 1,532,282      2,350,426      4,267,115
   Interest credited to account values                                     1,110,425      1,127,875      1,242,020
   Surrenders and other benefits                                          (3,329,993)    (2,715,847)    (2,235,889)
Universal life-type insurance policy loans:
   Repayment                                                                  89,322         84,281         85,760
   Issuance                                                                 (103,268)       (93,217)       (81,740)
Capital contribution from Ameriprise Financial, Inc.                         650,000             --        282,061
Cash dividend to Ameriprise Financial, Inc.                                 (380,000)      (930,000)            --
----------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                   (431,232)      (176,482)     3,559,327
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                         102,162       (268,867)    (4,023,767)
Cash and cash equivalents at beginning of year                               131,427        400,294      4,424,061
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                  $  233,589     $  131,427   $    400,294
======================================================================================================================

Supplemental disclosures:
   Income taxes paid                                                      $   95,794     $  196,397   $    103,034
   Interest paid on borrowings                                            $      364     $      411   $      2,926
   Non-cash ownership transfer of net assets of American Express
    Corporation to Ameriprise Financial, Inc. in 2003                     $       --     $       --   $    282,061

See Notes to Consolidated Financial Statements.

IDS Life Insurance Company
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                        ADDITIONAL                ACCUMULATED OTHER
                                                                              CAPITAL    PAID-IN       RETAINED     COMPREHENSIVE
FOR THE THREE YEARS ENDED DECEMBER 31, 2005 (THOUSANDS)        TOTAL           STOCK     CAPITAL       EARNINGS     INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2002                               $4,944,251        $3,000   $1,088,327     $3,354,841       $ 498,083
Comprehensive income:
   Net income                                                  552,057            --           --        552,057              --
   Change in unrealized holding losses on securities, net      (90,695)           --           --             --         (90,695)
   Change in unrealized derivative losses, net                  (7,777)           --           --             --          (7,777)
                                                          ---------------
   Total comprehensive income                                  453,585            --           --             --              --
Capital contribution                                           282,061            --      282,061             --              --
Non-cash dividend of American Express Corporation
   to Ameriprise Financial, Inc.                              (282,061)           --           --       (282,061)             --
-----------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2003                                5,397,836         3,000    1,370,388      3,624,837         399,611
Comprehensive income:
   Net income                                                  495,637            --           --        495,637              --
   Change in unrealized holding losses on securities, net      (34,841)           --           --             --         (34,841)
   Change in unrealized derivative losses, net                 (23,077)           --           --             --         (23,077)
                                                          ---------------
   Total comprehensive income                                  437,719            --           --             --              --
Cash dividends to Ameriprise Financial, Inc.                  (930,000)           --           --       (930,000)             --
-----------------------------------------------------------------------------------------------------------------------------------

Balances at December 31, 2004                                4,905,555         3,000    1,370,388      3,190,474         341,693
Comprehensive loss:
   Net income                                                  458,732            --           --        458,732              --
   Change in unrealized holding losses on securities, net     (461,247)           --           --             --        (461,247)
   Change in unrealized derivative losses, net                 (11,150)           --           --             --         (11,150)
                                                          ---------------
   Total comprehensive loss                                    (13,665)           --           --             --              --
Capital contribution from Ameriprise Financial, Inc.           650,000            --      650,000             --              --
Cash dividend to Ameriprise Financial, Inc.                   (380,000)           --           --       (380,000)             --
-----------------------------------------------------------------------------------------------------------------------------------
Balances at December 31, 2005                               $5,161,890        $3,000   $2,020,388     $3,269,206       $(130,704)
===================================================================================================================================

See Notes to Consolidated Financial Statements.

IDS Life Insurance Company
------------------------------------------------------------------------------

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

IDS Life Insurance Company is a stock life insurance company with four wholly-owned operating subsidiaries: IDS Life Insurance Company of New York, American Partners Life Insurance Company, American Enterprise Life Insurance Company and American Centurion Life Assurance Company. IDS Life Insurance Company is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

* IDS Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. IDS Life Insurance Company issues insurance and annuity products.

* American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company domiciled in Indiana, which holds Certificates of Authority in the District of Columbia and all states except New York. American Enterprise Life issues fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers. (In past years, American Enterprise Life issued a nominal number of variable universal life contracts.)

* American Partners Life Insurance Company (American Partners Life) is a stock life insurance company domiciled in Arizona, which holds Certificates of Authority in the District of Columbia and all states except New York and New Hampshire. American Partners Life markets annuity products directly to customers, generally persons holding an American Express(R) Card.

* IDS Life Insurance Company of New York (IDS Life of New York) is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York and North Dakota. IDS Life of New York issues insurance and annuity products.

* American Centurion Life Assurance Company (American Centurion Life) is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, Alabama and Delaware. American Centurion Life issues fixed and variable annuity contracts primarily through financial institutions and independent broker-dealers. American Centurion Life also markets annuity products directly, generally to persons holding an American Express(R) Card.

IDS Life Insurance Company also owns IDS REO 1, LLC, IDS REO 2, LLC and American Enterprise REO 1, LLC which hold real estate investments. IDS Life Insurance Company and its seven subsidiaries are referred to collectively as "IDS Life".

Prior to August 1, 2005, Ameriprise Financial was referred to as American Express Financial Corporation. On February 1, 2005 American Express Company (American Express) announced its intention to pursue the disposition of 100% of its shareholding in what is now Ameriprise Financial (the Separation) through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and distribution of common shares to American Express shareholders (the Distribution). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the separation of its business and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. IDS Life was allocated certain separation and Distribution-related expenses incurred as a result of Ameriprise Financial becoming an independent company. Cumulatively, the expenses incurred and allocated to IDS Life are significant to IDS Life. IDS Life received a capital contribution of $650 million from Ameriprise Financial during the third quarter of 2005 to support its current financial strength ratings and to cover the allocated separation costs.

IDS Life's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on an increase in a broad-based stock market index. IDS Life also offers variable annuities, including the RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity and the RiverSource Retirement Advisor Select Plus(SM) Variable Annuity. Life insurance products currently offered by IDS Life include universal life (fixed and variable, single life and joint life), single premium life, whole life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life also markets disability income (DI) insurance. Although IDS Life discontinued issuance of long-term care (LTC) insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life began outsourcing claims administration.

IDS Life Insurance Company
------------------------------------------------------------------------------

Under IDS Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of IDS Life Insurance Company, its wholly-owned subsidiaries and certain variable interest entities (VIEs). All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with United States generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 7. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

IDS Life consolidates all non-variable interest entities in which it holds a greater than 50% voting interest, except for immaterial seed money investments in separate accounts, which are accounted for as trading securities. Entities in which IDS Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. Additionally, other investments in hedge funds in which IDS Life holds an interest that is less than 50% are accounted for under the equity method. All other investments are accounted for under the cost method where IDS Life owns less than a 20% voting interest and does not exercise significant influence, or as Available-for-Sale securities, as applicable.

IDS Life also consolidates all VIEs for which it is considered to be the primary beneficiary pursuant to Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46). The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it is deemed to be the primary beneficiary, which means that it will absorb a majority of the VIEs expected losses, receive a majority of the VIEs expected residual return, or both. IDS Life liquidated its interest in all consolidated VIEs during 2004 and 2005 resulting in no consolidated VIEs as of December 31, 2005.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standard (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing a majority of its rated collateralized debt obligations
(CDOs), as described in Note 2. IDS Life sold all of its retained interest in this securitization trust in 2005.

BALANCE SHEET

INVESTMENTS

Investments consist of the following:

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value on the Consolidated Balance Sheets with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) within equity, net of income tax provision (benefit) and net of adjustments in asset and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life also considers the extent to which amortized cost exceeds fair value, the duration of that difference, and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices.

IDS Life Insurance Company
------------------------------------------------------------------------------

Mortgage Loans on Real Estate, Net

Mortgage loans on real estate reflect principal amounts outstanding less allowance for mortgage loan losses. The allowance for mortgage loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for mortgage loan losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading Securities and Other Investments

Included in trading securities and other investments are hedge fund investments, separate account seed money, syndicated loans and real estate. Separate account seed money is carried at fair market value with changes in value recognized in the Consolidated Statements of Income within net investment income. The carrying value of equity method investments in hedge funds reflects IDS Life's original investment and its share of earnings or losses of the hedge funds subsequent to the date of investment, and approximate fair value. Syndicated loans reflect amortized cost less allowance for losses. Real estate investments reflect properties acquired in satisfaction of debt and are carried at the lower of cost or the property's net realizable value.

CASH AND CASH EQUIVALENTS

IDS Life has defined cash equivalents to include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH

As a result of the adoption of FIN 46 in 2003, IDS Life consolidated restricted cash held by secured loan trusts (SLTs) where such cash cannot be utilized for operations. The SLTs were liquidated in 2004 and 2005.

REINSURANCE

IDS Life reinsures a portion of the insurance risks associated with its life and LTC insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life evaluates the financial condition of reinsurers to manage its exposure to significant losses from reinsurer insolvencies. IDS Life remains primarily liable as the direct insurer on all risks reinsured.

Generally, IDS Life reinsures 90% of the death benefit liability related to fixed and variable universal life and term life insurance products. IDS Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies, IDS Life retained 50% of the risk and the remaining 50% of the risk was ceded to General Electric Capital Assurance Company. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on recent term life and LTC policies is reinsured on a coinsurance basis.

IDS Life retains all risk for new claims on DI contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life also retains all accidental death benefit and waiver of premium risk.

DEFERRED POLICY ACQUISITION COSTS

DAC represents the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life, DI and LTC insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC is amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a quarterly basis.

IDS Life Insurance Company
------------------------------------------------------------------------------

Management monitors other principal DAC assumptions, such as interest margin, mortality and morbidity rates, persistency and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs (DSIC) consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants (AICPA) Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative instruments are classified on the Consolidated Balance Sheets at fair value within other assets or liabilities. The fair value of IDS Life's derivative financial instruments is determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. In certain instances, the fair value includes structuring costs incurred at the inception of the transaction. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any.

For derivative financial instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivative instruments are recorded in accumulated other comprehensive income
(loss) and reclassified into earnings when the hedged item or transactions impact earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported currently in earnings as a component of net investment income. If a hedge is no longer designated or is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized into earnings immediately.

Derivative financial instruments that are entered into for hedging purposes are designated as such at the time that IDS Life enters into the contract. For all derivative financial instruments that are designated for hedging activities, IDS Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. IDS Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the cash flows of hedged items. If it is determined that a derivative is not highly effective as a hedge, IDS Life will discontinue the application of hedge accounting. See Note 10 for information regarding the cash flow hedges used by IDS Life.

IDS Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS
133). For derivative financial instruments that do not qualify for hedge accounting, or are not designated under SFAS 133 as hedges, changes in fair value are reported in current period earnings generally as a component of net investment income. See the "Derivatives Not Designated as Hedges" section of Note 10 which describes the types of economic hedges used by IDS Life.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life receives mortality and expense risk and other fees, including payments from its affiliate, RiverSource Investments, LLC for providing certain sponsor and related servicing activity, which are based on asset levels, guaranteed minimum death benefit (GMDB) fees and cost of insurance charges from the related accounts. In addition, IDS Life also receives marketing and administrative support payments from the affiliates of other companies' funds included as investment options in its variable annuity and variable life insurance products, which vary based on the level of variable assets. Prior to the fourth quarter of 2003, these fees included investment advisory fees as IDS Life served as the investment manager for affiliate variable portfolio mutual funds. In the fourth quarter of 2003, Ameriprise Financial replaced IDS Life as the investment manager and assumed these duties for the mutual funds and retained IDS Life to provide underlying sponsor and related services. At that time, IDS Life began receiving internal allocation fees from Ameriprise Financial as compensation for providing these

IDS Life Insurance Company
------------------------------------------------------------------------------

non-investment advisory services. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. As a result, IDS Life now receives internal allocation payments as compensation from RiverSource Investments, LLC for providing these non-investment advisory services.

IDS Life provides contractual mortality assurances to variable annuity contractholders that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life guarantees that the rates at which insurance charges and administrative charges are deducted from contract funds will not exceed contractual maximums.

LIABILITIES FOR FUTURE POLICY BENEFITS AND CLAIMS

Fixed Annuities and Variable Annuity Guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings. These are referred to as gain gross-up (GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum withdrawal benefit
(GMWB), guaranteed minimum income benefit (GMIB) and guaranteed minimum accumulation benefit (GMAB) provisions.

Effective January 1, 2004, liabilities for GMDB, GGU and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. See the "Recently Issued Accounting Standards" section below and Note 5 for more information about these guaranteed benefits.

GMWB and GMAB provisions are considered embedded derivatives under SFAS 133 and, accordingly, are carried at fair value within future policy benefits for variable annuity guarantees on the Consolidated Balance Sheets. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. Changes in fair value are reflected in death and other benefits for investment contracts and universal life-type insurance within the Consolidated Statements of Income.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits. Accounting for equity indexed deferred annuities issued before 1999 differs from those issued in 1999 and later due to the treatment of embedded equity options within the contracts. Embedded equity options are considered embedded derivatives under SFAS 133. However, SFAS 133 allowed companies to elect whether to separately account for embedded derivatives which are part of contracts issued prior to January 1, 1999. IDS Life elected not to separately account for embedded derivatives related to contracts issued prior to January 1, 1999.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2005, depending on year of issue, with an average rate of approximately 6.0%.

Life, Disability Income and Long-Term Care Policies

Liabilities for insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For DI and LTC claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have been incurred but not reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.

IDS Life Insurance Company
------------------------------------------------------------------------------

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross deposits, credited interest, and fund performance less withdrawals and mortality and expense risk charges. Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on IDS Life's experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2005, depending on policy form, issue year and policy duration. IDS Life issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

Liabilities for future policy benefits include both policy reserves and claim reserves on DI and LTC products. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for DI policies, occupation class. Anticipated discount rates for DI policy reserves are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for LTC policy reserves are currently 5.3% at December 31, 2005 grading up to 9.4% over 40 years.

Claim reserves on DI and LTC products are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both DI and LTC range from 3.0% to 8.0% at December 31, 2005, with an average rate of approximately 4.9%.

REVENUES AND EXPENSES

IDS Life's principal sources of revenue include premium revenues, net investment income, contractholder and policyholder charges and mortality and expense risk and other fees.

Premium Revenues

Premium revenues include premiums on traditional life, DI and LTC insurance products. Such premiums are recognized as revenue when due.

Net Investment Income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and policy loans, mark-to-market of trading securities and hedges on equity indexed annuities and GMWB, and allocated income from equity method investments in hedge funds. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Contractholder and Policyholder Charges

Contractholder and policyholder charges include certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance and administrative and surrender charges. Cost of insurance charges on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and Expense Risk and Other Fees

Mortality and expense risk and other fees include risk, management and administration fees, which are generated directly and indirectly from IDS Life's separate account assets. IDS Life's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Gain (Loss) on Investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Separation Costs

During 2005, Ameriprise Financial developed an allocation policy for separation costs resulting in the allocation of certain costs to IDS Life that it considered to be a reasonable reflection of separation costs benefiting IDS Life. Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the separation and Distribution of Ameriprise Financial.

IDS Life Insurance Company
------------------------------------------------------------------------------

Income Taxes

IDS Life's taxable income is included in the consolidated federal income tax return of American Express through September 30, 2005. IDS Life will file a separate consolidated life insurance company federal income tax return for five tax years following the Distribution including the period October 1, 2005 through December 31, 2005. IDS Life provides for income taxes based on the net amount of income taxes that it expects to pay or receive from various taxing jurisdictions in connection with its operations.

RECENTLY ISSUED ACCOUNTING STANDARDS

On November 3, 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after December 15, 2005. IDS Life anticipates the impact of FSP FAS 115-1 and FAS 124-1 on IDS Life's consolidated results of operations and financial condition will not be material.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. IDS Life is currently evaluating the impact of SOP 05-1 on IDS Life's consolidated results of operations and financial condition.

In May 2005, the FASB issued SFAS 154, "Accounting Changes and Error Corrections" (SFAS 154). This statement replaces APB Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements" and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. IDS Life does not anticipate SFAS 154 will materially impact its Consolidated Financial Statements upon its adoption on January 1, 2006.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of SOP 03-1 raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life's consolidated results of operations or financial condition.

In July 2003, the AICPA issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing DAC and any DSIC associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced 2004 results by $70.6 million ($108.6 million pretax). The cumulative effect of accounting change consisted of: (i) $42.9 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($32.8 million) and from considering these liabilities in valuing DAC and DSIC associated with those contracts ($10.1 million) and (ii) $65.7 million pretax from establishing

IDS Life Insurance Company
------------------------------------------------------------------------------

additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($92 million) and from considering these liabilities in valuing DAC associated with those contracts ($26.3 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. IDS Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004, which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In January 2003, the FASB issued FIN 46, which addresses consolidation by business enterprises of VIEs and was subsequently revised in December 2003. The VIEs primarily impacted by FIN 46, which IDS Life consolidated as of December 31, 2003, relate to three SLTs, which were managed by an affiliate and partially owned by IDS Life. The consolidation of the three SLTs partially owned by IDS Life and managed by an affiliate, resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax). The Company liquidated its interest in all consolidated VIEs during 2004 and 2005. See Note 3 for further discussion of consolidated VIEs.

2. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Available-for-Sale securities at December 31, 2005 are distributed by type as presented below:

----------------------------------------------------------------------------------------------------------------------
                                                                                GROSS        GROSS
                                                              AMORTIZED      UNREALIZED   UNREALIZED        FAIR
(THOUSANDS)                                                      COST           GAINS       LOSSES         VALUE
----------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                 $13,318,636      $208,577    $(198,774)    $13,328,439
   Mortgage and other asset-backed securities                 10,804,984        45,531     (158,784)     10,691,731
   Foreign corporate bonds and obligations                     3,148,534        67,097      (54,721)      3,160,910
   U.S. Government and agencies obligations                      300,337        16,207       (5,282)        311,262
   State and municipal obligations                               114,165         2,756       (3,262)        113,659
   Foreign government bonds and obligations                      127,912        16,922         (114)        144,720
   Structured investments(a)                                       2,453            --           --           2,453
----------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                        27,817,021       357,090     (420,937)     27,753,174
Preferred and common stocks                                           13             8           --              21
----------------------------------------------------------------------------------------------------------------------
   Total                                                     $27,817,034      $357,098    $(420,937)    $27,753,195
----------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Available-for-Sale securities at December 31, 2004 are distributed by type as presented below:

----------------------------------------------------------------------------------------------------------------------
                                                                               GROSS        GROSS
                                                              AMORTIZED      UNREALIZED   UNREALIZED       FAIR
(THOUSANDS)                                                      COST          GAINS        LOSSES         VALUE
----------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                 $13,718,138      $531,970    $ (36,990)    $14,213,118
   Mortgage and other asset-backed securities                  9,383,868       143,102      (30,487)      9,496,483
   Foreign corporate bonds and obligations                     3,185,592       139,821      (14,178)      3,311,235
   U.S. Government and agencies obligations                      330,540        15,181         (513)        345,208
   State and municipal obligations                               114,161         3,493       (2,569)        115,085
   Foreign government bonds and obligations                      104,442        15,507         (552)        119,397
   Structured investments(a)                                     563,899            --      (33,230)        530,669
----------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                        27,400,640       849,074     (118,519)     28,131,195
Preferred and common stocks                                       30,019         1,237           --          31,256
----------------------------------------------------------------------------------------------------------------------
   Total                                                     $27,430,659      $850,311    $(118,519)    $28,162,451
----------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

IDS Life Insurance Company
------------------------------------------------------------------------------

At December 31, 2005 and 2004, fixed maturity securities, excluding net unrealized appreciation and depreciation, comprised approximately 87% of IDS Life's total investments. These securities are rated by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P), except for approximately $1.0 billion of securities at both December 31, 2005 and 2004 which are rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating (excluding net unrealized appreciation and depreciation) on December 31 is as follows:

RATING                                                               2005          2004
------------------------------------------------------------------------------------------
AAA                                                                   40%           37%
AA                                                                     6             3
A                                                                     20            22
BBB                                                                   26            30
Below investment grade                                                 8             8
------------------------------------------------------------------------------------------
   Total                                                             100%          100%
------------------------------------------------------------------------------------------

At December 31, 2005 and 2004, approximately 47% and 61%, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of stockholder's equity.

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

(THOUSANDS)                                         LESS THAN 12 MONTHS      12 MONTHS OR MORE              TOTAL
--------------------------------------------------------------------------------------------------------------------------------
                                                  FAIR         UNREALIZED    FAIR      UNREALIZED     FAIR        UNREALIZED
DESCRIPTION OF SECURITIES:                        VALUE          LOSSES      VALUE       LOSSES       VALUE         LOSSES
--------------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                     $ 6,184,289      $(132,802) $1,618,552   $ (65,972)  $ 7,802,841    $(198,774)
Mortgage and other asset-backed securities      6,001,482        (87,558)  2,059,075     (71,226)    8,060,557     (158,784)
Foreign corporate bonds and obligations         1,203,652        (31,308)    535,393     (23,413)    1,739,045      (54,721)
U.S. Government and agencies obligations          148,584         (3,062)     72,844      (2,220)      221,428       (5,282)
State and municipal obligations                    67,353         (2,589)     14,348        (673)       81,701       (3,262)
Foreign government bonds and obligations           13,344           (114)         --          --        13,344         (114)
Structured investments                              2,189             --          --          --         2,189           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                      $13,620,893      $(257,433) $4,300,212   $(163,504)  $17,921,105    $(420,937)
--------------------------------------------------------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(THOUSANDS)                                         LESS THAN 12 MONTHS      12 MONTHS OR MORE              TOTAL
--------------------------------------------------------------------------------------------------------------------------------
                                                  FAIR          UNREALIZED   FAIR      UNREALIZED     FAIR        UNREALIZED
DESCRIPTION OF SECURITIES:                        VALUE           LOSSES     VALUE       LOSSES       VALUE         LOSSES
--------------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                      $2,410,156       $(20,461)  $ 645,898    $(16,529)   $3,056,054    $ (36,990)
Mortgage and other asset-backed securities      2,560,175        (17,686)    550,728     (12,801)    3,110,903      (30,487)
Foreign corporate bonds                           641,928         (6,571)    373,312      (7,607)    1,015,240      (14,178)
U.S. Government and agencies obligations          159,904           (498)        533         (15)      160,437         (513)
State and municipal obligations                        --             --      62,454      (2,569)       62,454       (2,569)
Foreign government bonds and obligations            1,002            (33)      9,008        (519)       10,010         (552)
Structured investments                                 --             --     526,190     (33,230)      526,190      (33,230)
--------------------------------------------------------------------------------------------------------------------------------
   Total                                       $5,773,165       $(45,249) $2,168,123    $(73,270)   $7,941,288    $(118,519)
--------------------------------------------------------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, IDS Life considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2005:

(MILLIONS, EXCEPT
 NUMBER OF SECURITIES)       LESS THAN 12 MONTHS                 12 MONTHS OR MORE                           TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
                                               GROSS                                  GROSS                                GROSS
RATIO OF FAIR VALUE   NUMBER OF              UNREALIZED    NUMBER OF                UNREALIZED    NUMBER OF              UNREALIZED
TO AMORTIZED COST     SECURITIES  FAIR VALUE   LOSSES      SECURITIES   FAIR VALUE    LOSSES      SECURITIES  FAIR VALUE   LOSSES
-----------------------------------------------------------------------------------------------------------------------------------
95% - 100%               645       $13,200     $(223)          213        $3,971      $(141)          858       $17,171    $(364)
90% - 95%                 36           340       (22)           24           321        (22)           60           661      (44)
80% - 90%                  9            81       (12)            3             8         (1)           12            89      (13)
-----------------------------------------------------------------------------------------------------------------------------------
   Total                 690       $13,621     $(257)          240        $4,300      $(164)          930       $17,921    $(421)
-----------------------------------------------------------------------------------------------------------------------------------

IDS Life Insurance Company
------------------------------------------------------------------------------

A majority of the gross unrealized losses related to corporate debt securities and substantially all of the gross unrealized losses related to mortgage and other asset-backed securities are attributable to changes in interest rates. A portion of the gross unrealized losses particularly related to corporate debt securities is also attributed to credit spreads and specific issuer credit events. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 98% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses are not concentrated in any individual industries or with any individual securities. However, the securities with a fair value to amortized cost ratio of 80%-90% primarily relate to the auto and paper industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, is $6 million. The securities related to this issuer have a fair value to amortized cost ratio of 80%-90% and have been in an unrealized loss position for less than 12 months.

IDS Life monitors the investments and metrics discussed previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life's policy for determining when an investment's decline in value is other-than-temporary. As stated earlier, IDS Life's ongoing monitoring process has revealed that a significant portion of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates. Additionally, IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2005.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective consolidated balance sheet dates.


The following table presents these components of other comprehensive income (loss), net of tax:

(THOUSANDS)                                                                                 2005         2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains, net of tax of $260,090, $22,633, and $44,705, respectively       $(483,023)    $ 42,034      $(83,106)
Reclassification of realized gains, net of tax of $18,381, $10,765, and $6,044,
 respectively                                                                              (34,137)     (19,993)      (11,225)
DAC, net of tax of $28,372, $3,179 and $1,958, respectively                                 52,690        5,905         3,636
DSIC, net of tax of $4,614, $3,538, and $0, respectively                                     8,568       (6,571)           --
Fixed annuity liabilities, net of tax of $2,878, $30,270, and $0, respectively              (5,345)     (56,216)           --
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized securities losses                                                         $(461,247)    $(34,841)     $(90,695)
-----------------------------------------------------------------------------------------------------------------------------------

The following is a distribution of Available-for-Sale securities by maturity as of December 31, 2005:

                                                                                         AMORTIZED      FAIR
(THOUSANDS)                                                                                 COST        VALUE
---------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                       $   525,818  $   529,579
Due after 1 through 5 years                                                               4,288,859    4,301,151
Due after 5 through 10 years                                                             11,063,792   11,020,647
Due after 10 years                                                                        1,131,115    1,207,613
---------------------------------------------------------------------------------------------------------------------
                                                                                         17,009,584   17,058,990
Mortgage and other asset-backed securities                                               10,804,984   10,691,731
Structured investments                                                                        2,453        2,453
Preferred and common stocks                                                                      13           21
---------------------------------------------------------------------------------------------------------------------
Total                                                                                   $27,817,034  $27,753,195
---------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                                                                 2005         2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                    $3,124,154   $1,603,285   $12,232,235
Maturities, sinking fund payments and calls                                              $2,241,829   $1,931,070   $ 4,152,088
Purchases                                                                                $5,780,183   $4,392,522   $20,527,995
---------------------------------------------------------------------------------------------------------------------------------

IDS Life Insurance Company
------------------------------------------------------------------------------

Included in net realized gains and losses were gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale, using the specific identification method, as noted in the following table for the years ended December 31:

(THOUSANDS)                                                                                  2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                            $107,800     $ 48,412    $ 255,348
Gross realized losses from sales                                                           $(38,602)    $(17,524)   $(135,465)
Other-than-temporary impairments                                                           $(19,380)    $   (131)   $(102,614)
---------------------------------------------------------------------------------------------------------------------------------

The $19.4 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio. The $102.6 million of other-than-temporary impairments in 2003 consisted of $54.4 million related to corporate debt securities, $40.9 million related to IDS Life's interests in a CDO securitization trust which was sold in 2005 as discussed below, and $7.3 million related to other securities. The other-than-temporary impairments related to corporate debt securities primarily resulted from continued operating difficulties and bankruptcies of certain large airline carriers and the related overall impact on the airline industry. The other-than-temporary impairments related to IDS Life's interests in the CDO securitization trust primarily resulted from defaults associated with a specific CDO within the securitization trust.

During the second quarter of 2005, IDS Life sold all of its retained interest in the CDO-related securitization trust and realized a net pretax gain of $24.9 million. The carrying value of this retained interest was $526.2 million at December 31, 2004, of which $389.9 million was considered investment grade.

At December 31, 2005 and 2004, bonds carried at $15.8 million were on deposit with various states as required by law.

MORTGAGE LOANS ON REAL ESTATE AND SYNDICATED LOANS, NET

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(THOUSANDS)                                                                                 2005         2004
---------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                            $2,883,709   $2,968,889
Less: allowance for loan losses                                                             (41,347)     (45,347)
---------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                       $2,842,362   $2,923,542
---------------------------------------------------------------------------------------------------------------------

Syndicated loans                                                                          $ 130,869   $  139,295
Less: allowance for loan losses                                                              (3,500)      (3,500)
---------------------------------------------------------------------------------------------------------------------
Net syndicated loans                                                                      $ 127,369   $  135,795
---------------------------------------------------------------------------------------------------------------------

Mortgage loans are first mortgages on real estate. IDS Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2005 and 2004 was not material.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

At December 31, 2005 and 2004, IDS Life's recorded investment in impaired mortgage loans on real estate was $14.0 million and $11.3 million, respectively, with related allowances for mortgage loan losses of $4.0 million for both periods. During 2005 and 2004, the average recorded investment in impaired mortgage loans on real estate was $6.3 million and $8.3 million, respectively. IDS Life recognized nil, $0.6 million and $0.8 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2005, 2004 and 2003, respectively.

The balances of and changes in the total allowance for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                                   2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                                  $45,347     $ 47,197      $44,312
Provision for mortgage loan losses                                                               --        9,500       11,687
Foreclosures, write-offs and loan sales                                                      (4,000)     (11,350)      (8,802)
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                        $41,347     $ 45,347      $47,197
---------------------------------------------------------------------------------------------------------------------------------

IDS Life Insurance Company
------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

(THOUSANDS)                                                                         2005                        2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                         ON BALANCE        FUNDING   ON BALANCE      FUNDING
REGION                                                                      SHEET        COMMITMENTS    SHEET      COMMITMENTS
---------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                                           $  594,022       $ 10,900   $  588,764       $24,115
West North Central                                                          436,367          6,200      433,298        14,550
East North Central                                                          406,714             --      509,752         1,400
Pacific                                                                     364,448         26,750      332,764        13,700
Mountain                                                                    352,178          8,725      371,801        20,025
Middle Atlantic                                                             257,625         11,500      270,509         2,600
West South Central                                                          215,467         17,350      191,410            --
New England                                                                 164,047         20,550      198,297         6,515
East South Central                                                           92,841          4,850       72,294         9,625
---------------------------------------------------------------------------------------------------------------------------------
                                                                          2,883,709        106,825    2,968,889        92,530
Less: allowance for loan losses                                             (41,347)            --      (45,347)           --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                 $2,842,362       $106,825   $2,923,542       $92,530
---------------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

(THOUSANDS)                                                                         2005                        2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                         ON BALANCE        FUNDING   ON BALANCE      FUNDING
PROPERTY TYPE                                                               SHEET        COMMITMENTS    SHEET      COMMITMENTS
---------------------------------------------------------------------------------------------------------------------------------
Office buildings                                                         $1,048,566       $ 36,000   $1,087,700       $ 5,840
Department/retail stores                                                    703,811         37,800      734,590        40,075
Apartments                                                                  454,024         10,500      505,632        24,875
Industrial buildings                                                        453,503         12,000      373,767        15,615
Hotels/motels                                                                92,335          5,900      109,408            --
Medical buildings                                                            46,851          2,700       46,960            --
Mixed use                                                                    39,318             --       62,424         4,200
Nursing/retirement homes                                                      4,898             --        9,875            --
Other                                                                        40,403          1,925       38,533         1,925
---------------------------------------------------------------------------------------------------------------------------------
                                                                          2,883,709        106,825    2,968,889        92,530
Less: allowance for loan losses                                             (41,347)            --      (45,347)           --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                                                 $2,842,362       $106,825   $2,923,542       $92,530
---------------------------------------------------------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                 2005           2004         2003
-------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                               $1,448,882     $1,450,919   $1,423,560
Income on mortgage loans on real estate                                     196,840        221,022      247,001
Trading securities and other investments                                    163,814        138,468       63,983
-------------------------------------------------------------------------------------------------------------------
                                                                          1,809,536      1,810,409    1,734,544
Less: investment expenses                                                    18,212         32,963       29,359
-------------------------------------------------------------------------------------------------------------------
Total                                                                    $1,791,324     $1,777,446   $1,705,185
-------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                   2005           2004        2003
-------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                            $49,818        $30,757     $ 17,269
Mortgage loans on real estate                                                (1,627)        (3,048)     (10,865)
Trading securities and other investments                                        105           (417)      (1,959)
-------------------------------------------------------------------------------------------------------------------
Total                                                                       $48,296        $27,292     $  4,445
-------------------------------------------------------------------------------------------------------------------

IDS Life Insurance Company
------------------------------------------------------------------------------

3. VARIABLE INTEREST ENTITIES

The VIEs for which IDS Life was considered the primary beneficiary and which were consolidated beginning December 31, 2003, relate to SLTs which were partially owned by IDS Life and managed by an affiliate. The consolidated SLTs provided returns to investors primarily based on the performance of an underlying portfolio of high-yield loans which were managed by an affiliate. IDS Life liquidated its interest in all three SLTs. One SLT was liquidated in 2004, and the other two SLTs were liquidated in 2005, resulting in a non-cash $27.9 million cumulative net pretax charge and a $13.9 million pretax gain during the years ended December 31, 2004 and 2005, respectively. There is no remaining exposure related to these SLTs as of December 31, 2005.The following table presents the consolidated assets, essentially all of which were restricted, and other balances related to these entities at December 31:

(MILLIONS)                                                                     2004
---------------------------------------------------------------------------------------
Restricted cash                                                                $536
Derivative financial instruments(a)                                              43
---------------------------------------------------------------------------------------
Total assets                                                                   $579
Total liabilities                                                               117
---------------------------------------------------------------------------------------
Net assets                                                                     $462
---------------------------------------------------------------------------------------

(a) Represents the estimated fair market value of the total return swap derivatives related to the consolidated SLTs which had a notional amount of $1.8 billion as of December 31, 2004.

IDS Life has other significant variable interests for which it is not considered the primary beneficiary and, therefore, does not consolidate. These interests are represented by carrying values of $2.5 million of CDO residual tranches managed by an affiliate where IDS Life is not the primary beneficiary. IDS Life's maximum exposure to loss as a result of its investment in CDO residual tranches is represented by the carrying value.

4. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC as of and for the years ended
December 31, were:

(THOUSANDS)                                                                                2005         2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                              $3,637,956   $3,336,208    $3,077,994
Impact of SOP 03-1                                                                              --       19,600            --
Capitalization of acquisition costs                                                        632,743      533,842       516,928
Amortization, excluding impact of changes in assumptions                                  (382,882)    (340,578)     (266,108)
Amortization, impact of annual third quarter changes in DAC-related assumptions             67,000       23,700         1,800
Amortization, impact of other quarter changes in DAC-related assumptions(a)                     --       56,100            --
Impact of changes in net unrealized securities losses                                       81,062        9,084         5,594
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                    $4,035,879   $3,637,956    $3,336,208
---------------------------------------------------------------------------------------------------------------------------------

(a) Primarily relates to a $65.7 million reduction in DAC amortization expense to reflect the lengthening of the amortization periods for certain annuity and life insurance products impacted by IDS Life's adoption of SOP 03-1 on January 1, 2004, partially offset by a $9.6 million increase in amortization expense due to a LTC DAC valuation system conversion.

The balances of and changes in DSIC as of and for the years ended
December 31, were:

(THOUSANDS)                                                                                 2005         2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                                $302,997     $278,971      $231,100
Impact of SOP 03-1                                                                              --       (2,900)           --
Capitalization of sales inducements                                                         94,319       70,860        71,839
Amortization                                                                               (40,332)     (33,825)      (23,968)
Impact of changes in net unrealized securities losses (gains)                               13,182      (10,109)           --
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                      $370,166     $302,997      $278,971
---------------------------------------------------------------------------------------------------------------------------------

5. VARIABLE ANNUITY GUARANTEES

This note discusses variable annuity guarantees for which liabilities are established under SOP 03-1, specifically GMDB, GGU and GMIB. See
Note 10 for more information about guarantees for which liabilities are established under SFAS 133, specifically GMWB and GMAB.

The majority of the variable annuity contracts offered by IDS Life contain GMDB provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers GGU provisions on variable annuities with death benefit provisions and contracts containing GMIB provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. IDS Life has established additional liabilities for these variable annuity death benefits and GMIB provisions.

IDS Life Insurance Company
------------------------------------------------------------------------------

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits and GMIB, IDS Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which IDS Life has established additional liabilities for death benefits and GMIB as of December 31:

---------------------------------------------------------------------------------------------------------------------------------
  VARIABLE ANNUITY GMDB, GMIB AND GGU BY BENEFIT TYPE
  (DOLLARS IN THOUSANDS)                                                                               2005          2004
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GMDB Providing for Return of Premium       Total Contract Value                    $ 9,106,907   $ 3,241,618
                                                            Contract Value in Separate Accounts     $ 7,409,865   $ 1,727,415
                                                            Net Amount at Risk*                     $    16,727   $   110,922
                                                            Weighted Average Attained Age                    60            62
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GMDB Providing for Six Year Reset          Total Contract Value                    $24,608,183   $27,453,193
                                                            Contract Value in Separate Accounts     $20,362,261   $22,787,083
                                                            Net Amount at Risk*                     $   762,724   $ 1,267,225
                                                            Weighted Average Attained Age                    61            60
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                    $ 5,129,201   $ 4,039,358
                                                            Contract Value in Separate Accounts     $ 4,210,758   $ 3,078,491
                                                            Net Amount at Risk*                     $    45,363   $    55,622
                                                            Weighted Average Attained Age                    61            61
---------------------------------------------------------------------------------------------------------------------------------
 Contracts with Other GMDB                                  Total Contract Value                    $   993,152   $   494,668
                                                            Contract Value in Separate Accounts     $   891,930   $   397,696
                                                            Net Amount at Risk*                     $    16,415   $    11,689
                                                            Weighted Average Attained Age                    59            66
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GGU Death Benefit                          Total Contract Value                    $   619,846   $   450,067
                                                            Contract Value in Separate Accounts     $   535,821   $   363,753
                                                            Net Amount at Risk*                     $    34,844   $    18,192
                                                            Weighted Average Attained Age                    61            64
---------------------------------------------------------------------------------------------------------------------------------
  Contracts with GMIB                                       Total Contract Value                    $   792,578   $   603,251
                                                            Contract Value in Separate Accounts     $   711,759   $   517,596
                                                            Net Amount at Risk*                     $    15,970   $    11,886
                                                            Weighted Average Attained Age                    60            59
---------------------------------------------------------------------------------------------------------------------------------
  * Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.
---------------------------------------------------------------------------------------------------------------------------------
  ADDITIONAL LIABILITIES AND INCURRED BENEFITS                                                         GMDB & GGU       GMIB
---------------------------------------------------------------------------------------------------------------------------------
  For the year ended December 31, 2005                      Liability balance at January 1              $29,966        $2,989
                                                            Reported claims                             $12,203        $   --
                                                            Liability balance at December 31            $16,451        $3,528
                                                            Incurred claims (reported + change
                                                             in liability)                              $(1,312)       $  539
---------------------------------------------------------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

IDS Life Insurance Company
------------------------------------------------------------------------------

6. INCOME TAXES

IDS Life qualifies as a life insurance company for federal income tax purposes. As such, IDS Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions (benefits) for income taxes were:

(THOUSANDS)                                                                               2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Federal income tax:
   Current                                                                              $ 55,766       $159,783      $ 91,862
   Deferred                                                                              122,264         70,574       (30,714)
---------------------------------------------------------------------------------------------------------------------------------
Total federal income taxes                                                               178,030        230,357        61,148
State income taxes-current                                                                 3,627         (4,180)        5,797
---------------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                                           $181,657       $226,177      $ 66,945
---------------------------------------------------------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                                            2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                                                  35.0%          35.0%         35.0%
Changes in taxes resulting from:
Tax-exempt interest and dividend income                                                     (9.7)          (3.1)        (10.6)
State income taxes, net of federal benefit                                                   0.4           (0.4)          0.7
Affordable housing credits                                                                    --             --         (12.8)
Taxes applicable to prior years                                                              3.2           (2.6)           --
Other, net                                                                                  (0.5)          (0.4)         (0.6)
---------------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                                               28.4%          28.5%         11.7%
=================================================================================================================================

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of IDS Life's deferred income tax assets and liabilities as of December 31, 2005 and 2004 are reflected in the following table:

(THOUSANDS)                                                                              2005           2004
------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                    $1,101,836     $1,035,300
   Other investments                                                                      69,864        139,066
   Deferred taxes related to net securities and derivative unrealized losses              70,379             --
   Other                                                                                  61,896         55,556
------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                       1,303,975      1,229,922
------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
   Deferred policy acquisition costs                                                   1,154,402      1,116,235
   Deferred taxes related to net securities and derivative unrealized gains                   --        183,988
   Other                                                                                 158,672         70,901
------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                  1,313,074      1,371,124
------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities, net                                                  $    9,099     $  141,202
------------------------------------------------------------------------------------------------------------------

A portion of IDS Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2005, IDS Life had a policyholders' surplus account balance of $1.1 million. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provides a two-year suspension of the tax on policyholders' surplus account distributions. IDS Life has made distributions of $19 million, which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceeded the shareholders' surplus account and/or IDS Life is liquidated. Deferred income taxes of $0.4 million have not been established as distributions of the remaining policyholders' surplus account are contemplated in 2006.

IDS Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in IDS Life's deferred tax assets is a significant deferred tax asset relating to capital losses realized for tax return purposes and capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. IDS Life has $231 million in capital loss carryforwards that expire December 31, 2009. The deferred tax benefit of these capital loss carryforwards is reflected in the other investments deferred tax assets, net of other related items. Based on analysis of IDS Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient

IDS Life Insurance Company
------------------------------------------------------------------------------

taxable income to enable IDS Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2005 and 2004.

As a result of the separation of Ameriprise Financial from American Express, IDS Life will be required to file a short period income tax return through September 30, 2005 which will be included as part of the American Express consolidated income tax return for the year ended December 31, 2005. Additionally, IDS Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of the Ameriprise Financial affiliated group for five tax years following the Distribution. Therefore IDS Life will also be required to file a separate short period consolidated life insurance company income tax return for the period October 1, 2005 through December 31, 2005.

The items comprising other comprehensive income in the Consolidated Statements of Stockholder's Equity are presented net of the following income tax benefit amounts:

(THOUSANDS)                                                                               2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized securities losses                                                        $248,363        $18,761       $48,791
Net unrealized derivative losses                                                           6,004         12,426         4,188
---------------------------------------------------------------------------------------------------------------------------------
Net income tax benefit                                                                  $254,367        $31,187       $52,979
---------------------------------------------------------------------------------------------------------------------------------

7. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to Ameriprise Financial are limited to IDS Life Insurance Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. IDS Life Insurance Company's statutory unassigned surplus aggregated $925.1 million and $909.7 million as of December 31, 2005 and 2004, respectively. In addition, any dividend or distribution paid prior to December 24, 2006 (one year after IDS Life Insurance Company's most recent dividend payment) would require pre-notification to the Commissioner of Commerce of the State of Minnesota, who has the authority to disapprove and prevent payment thereof. From December 24, 2006 to December 31, 2006, dividends or distributions in excess of $327.5 million would be subject to this same pre-notification and potential disapproval.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Statutory net income                                                                  $  341,235     $  379,950    $  432,063
Statutory capital and surplus                                                          2,942,153      2,276,724     2,804,593

IDS Life Insurance Company and its wholly-owned life insurance subsidiaries are subject to regulatory capital requirements. Actual capital, determined on a statutory basis, and regulatory capital requirements for each of the life insurance entities as of December 31, 2005 are as follows:

                                                                                                      REGULATORY
                                                                                                        CAPITAL
(THOUSANDS)                                                                        ACTUAL CAPITAL(a)  REQUIREMENT
-------------------------------------------------------------------------------------------------------------------
IDS Life Insurance Company                                                            $3,270,285       $750,975
American Enterprise Life Insurance Company                                               583,303        125,285
IDS Life Insurance Company of New York                                                   246,001         39,880
American Partners Life Insurance Company                                                  67,382         10,906
American Centurion Life Assurance Company                                                 61,748         12,654
-------------------------------------------------------------------------------------------------------------------

(a) Actual capital, as defined by the NAIC for purposes of meeting regulatory capital requirements, includes statutory capital and surplus, plus certain statutory valuation reserves.

8. RELATED PARTY TRANSACTIONS

IDS Life loans funds to Ameriprise Financial under a collateral loan agreement. There was no balance on the loan at December 31, 2005 and 2004. This loan can be increased to a maximum of $75 million and pays interest at a rate equal to the preceding month's effective new money rate for IDS Life's permanent investments.

In connection with Ameriprise Financial being named the investment manager for the proprietary mutual funds used as investment options by IDS Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, Ameriprise Financial received management fees from these funds. IDS Life continues to provide all fund management services, other than investment management, and entered into an administrative services agreement with Ameriprise Financial to be compensated for the services IDS Life provides. For the years ended December 31, 2005, 2004 and 2003, IDS Life received $55.7 million, $81.5 million, and $14.1 million, respectively, under the agreement with Ameriprise Financial. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. As a result, IDS Life's administrative service fees were payable from RiverSource Investments, LLC rather than Ameriprise Financial during the fourth quarter of 2005. For the year ended December 31, 2005, IDS Life received $19.5 million under the agreement with RiverSource Investments, LLC.

IDS Life Insurance Company
------------------------------------------------------------------------------

IDS Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life's share of the total net periodic pension cost was $0.9 million in 2005, $0.5 million in 2004, and $0.3 million in 2003.

IDS Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2005, 2004 and 2003 were $3.2 million, $2.4 million, and $2.2 million, respectively.

IDS Life participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2005, 2004 and 2003 was $1.1 million, $0.5 million, and $2.1 million, respectively.

Charges by Ameriprise Financial for use of joint facilities, technology support, marketing services and other services aggregated $725.2 million, $600.6 million, and $549.2 million for 2005, 2004 and 2003, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

In connection with the separation, IDS Life received a capital contribution of $650 million from Ameriprise Financial during the third quarter of 2005 to support its current financial strength ratings and to cover the allocated separation costs. During the fourth quarter of 2005, IDS Life approved and paid dividends to Ameriprise Financial of $380 million. During the second and fourth quarter of 2004, IDS Life approved and paid dividends to Ameriprise Financial of $430 million and $500 million, respectively. IDS Life expects to continue to maintain adequate capital to meet internal and external Risk-Based Capital requirements.

Included in other liabilities at December 31, 2005 and 2004 are $7.6 million and $30.1 million, respectively, payable to Ameriprise Financial for federal income taxes.

9. REINSURANCE

At December 31, 2005, 2004 and 2003, traditional life and universal life insurance in force aggregated $160.1 billion, $147.5 billion and $131.1 billion, respectively, of which $86.3 billion, $70.9 billion and $53.8 billion, was reinsured at the respective year ends. IDS Life also reinsures a portion of the risks assumed under LTC policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $174.9 million, $159.6 million and $144.7 million and reinsurance recovered from reinsurers amounted to $105.6 million, $73.3 million and $60.3 million, for the years ended December 31, 2005, 2004 and 2003, respectively. Reinsurance contracts do not relieve IDS Life from its primary obligation to policyholders. Life insurance in force is reported on a statutory basis.

10. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable the end users to manage exposure to credit and various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity, and interest rate indices or prices. IDS Life enters into various derivative financial instruments as part of its ongoing risk management activities. IDS Life does not engage in any derivative instrument trading activities. Credit risk associated with IDS Life's derivatives is limited to the risk that a derivative counterparty will not perform in accordance with the terms of the contract. To mitigate such risk, counterparties are all required to be preapproved. Additionally, IDS Life may, from time to time, enter into master netting agreements wherever practical. The following summarizes IDS Life's use of derivative financial instruments.

IDS Life Insurance Company
------------------------------------------------------------------------------

Cash Flow Hedges

IDS Life uses interest rate products, primarily interest rate swaptions, to hedge the risk of increasing interest rates on forecasted fixed annuity sales. During 2005, 2004 and 2003, no amounts were reclassified into earnings from accumulated other comprehensive income. Additionally, IDS Life does not expect to reclassify any material amounts from accumulated other comprehensive income to earnings during the next twelve months. Currently, the longest period of time over which IDS Life is hedging exposure to the variability in future cash flows is 13 years and relates to forecasted fixed annuity sales. There were losses of $1.8 million for the year ended December 31, 2005 and no gains or losses for the years ended December 31, 2004 and 2003 on derivative transactions or portions thereof that were ineffective as hedges or excluded from the assessment of hedge effectiveness.

During 2005, 2004 and 2003, IDS Life recognized the following impacts in other comprehensive income related to its cash flow hedging activity, net of tax:

(THOUSANDS)                                                                               2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Holding losses, net of tax of $6,628, $11,901, and $3,663, respectively                 $(12,309)      $(22,102)      $(6,802)
Reclassification for realized losses (gains), net of tax of $624, $525, and $525,
 respectively                                                                              1,159           (975)         (975)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized derivative losses                                                        $(11,150)      $(23,077)      $(7,777)
---------------------------------------------------------------------------------------------------------------------------------

Derivatives Not Designated as Hedges

IDS Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment.

Certain annuity products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the amount of expenses incurred by IDS Life related to equity-indexed annuities will positively or negatively impact earnings. As a means of economically hedging its obligations under the provisions of these products, IDS Life writes and purchases index options and occasionally enters into futures contracts. Purchased options used in conjunction with these products are reported in other assets and written options are included in other liabilities.

Additionally, certain annuity products contain GMWB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments. The GMWB provision is considered an embedded derivative and is valued each period by estimating the present value of future benefits less applicable fees charged for the rider using actuarial models, which simulate various economic scenarios. IDS Life economically hedges the exposure related to the GMWB provision using various equity futures and structured derivatives.

As of December 31, 2005 and 2004, the fair value of the purchased derivatives used in conjunction with these products was $124.6 million and $27.8 million, respectively. As of December 31, 2005 and 2004, the fair value of the written options was $(0.8) million and $(0.9) million, respectively. Futures contracts are settled daily by exchanging cash with the counterparty and gains and losses are reported in earnings.

Embedded Derivatives

As noted above, certain annuity products have returns tied to the performance of equity markets. The equity component of the annuity product obligations are considered embedded derivatives. Additionally, certain annuities contain GMWB and GMAB provisions, which are also considered embedded derivatives. The changes in fair value of the equity indexed annuities are recognized in interest credited to account values and the changes in fair value of the GMWB and GMAB features are recognized in death and other benefits for investment contracts and universal life-type insurance. The fair value of the embedded derivatives for equity indexed annuities is recognized in future policy benefits for fixed annuities and the fair value of the embedded options for GMWB and GMAB is recognized in future policy benefits for variable annuity guarantees in the Consolidated Balance Sheets. The total fair value of these instruments, excluding the host contract, was $47.9 million and $34.6 million at December 31, 2005 and 2004, respectively.

IDS Life Insurance Company
------------------------------------------------------------------------------

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, DAC and DSIC are not reflected in the table as they are not required to be disclosed in such table by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2005 and 2004 and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying value and fair value information for financial instruments at December 31:

                                                                                  2005                         2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                         CARRYING       FAIR         CARRYING        FAIR
(THOUSANDS)                                                                VALUE        VALUE          VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair values                $   233,589  $   233,589    $   667,248   $   667,248
Available-for-Sale securities                                            27,753,195   27,753,195     28,162,451    28,162,451
Mortgage loans on real estate, net                                        2,842,362    2,976,688      2,923,542     3,149,986
Policy loans                                                                605,212      605,212        588,574       588,574
Trading securities                                                           23,956       23,956        168,055       168,055
Other investments                                                           127,369      131,475        135,795       140,428
Separate account assets                                                  37,929,960   37,929,960     32,454,032    32,454,032
Derivative financial instruments                                            133,263      133,263         97,784        97,784

FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values           $    25,000  $    25,000    $    47,000   $    47,000
Fixed annuity reserves                                                   24,637,806   23,840,988     25,522,643    24,733,010
Separate account liabilities                                             33,154,528   31,742,503     28,284,118    27,164,063
Derivative financial instruments                                              6,941        6,941          4,290         4,290
---------------------------------------------------------------------------------------------------------------------------------

As of December 31, 2005 and 2004, the carrying and fair values of off-balance sheet financial instruments are not material. See Note 2 for carrying and fair value information regarding Available-for-Sale securities and mortgage loans on real estate (net of allowance for loan losses). The following methods were used to estimate the fair values of financial assets and financial liabilities:

FINANCIAL ASSETS

Assets for which carrying values approximate fair values include cash and cash equivalents, restricted cash and certain other assets. The carrying value approximates fair value due to the short-term nature of these instruments.

Available-for-Sale securities are carried at fair value in the Consolidated Balance Sheets. Gains and losses are recognized in the results of operations upon disposition. In addition, impairment losses are recognized when management determines that a decline in value is other-than-temporary.

The fair value of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

The fair value of policy loans approximates carrying value.

Trading securities are carried at fair value in the Consolidated Balance Sheets with changes in fair value recognized in current period earnings.

Other investments include IDS Life's interest in syndicated loans, which are carried at amortized cost less allowance for losses in the Consolidated Balance Sheets. Fair values are based on quoted market prices.

Separate account assets are carried at fair value in the Consolidated Balance Sheets.

Derivative financial instruments are carried at fair value within other assets or other liabilities. The fair value of the derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs.

IDS Life Insurance Company
------------------------------------------------------------------------------

FINANCIAL LIABILITIES

Liabilities for which carrying values approximate fair values include certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

Fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value is estimated using discounted cash flows based on current interest rates. The fair value of these reserves excludes life insurance related elements of $1.5 billion as of both December 31, 2005 and 2004. If the fair value of the fixed annuities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with the fixed annuities of $496.4 million and $534.4 million as of December 31, 2005 and 2004, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $4.8 billion and $4.2 billion at December 31, 2005 and 2004, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write off of the DAC and DSIC associated with separate account liabilities of $2.0 billion and $1.7 billion as of December 31, 2005 and 2004, respectively.

12. COMMITMENTS AND CONTINGENCIES

At December 31, 2005 and 2004, IDS Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission, the National Association of Securities Dealers and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life is involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life's federal income tax returns and recently completed its audit of IDS Life for the 1993 through 1996 tax years. The IRS is currently conducting an audit of IDS Life for the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life's consolidated financial condition or results of operations as a result of these audits.

                                                                 S-6366 D (5/06)

PART C.

Item 24. Financial Statements and Exhibits

(a)       Financial Statements included in Part B of this Registration
          Statement:

          IDS Life Variable Annuity Fund B:

          Report of Independent Registered Public Accounting Firm dated March 31, 2006
          Statement of Assets and Liabilities as of Dec. 31, 2005
          Statement of Operations for the period ended Dec. 31, 2005
          Statements of Changes in Net Assets for the years ended Dec. 31, 2005 and 2004

          Notes to Financial Statements

          IDS Life Insurance Company:

          Report of Independent Registered Public Accounting Firm dated Feb. 27, 2006
          Consolidated Balance Sheets as of Dec. 31, 2005 and 2004
          Consolidated Statements of Income for the years ended Dec. 31, 2005, 2004 and 2003
          Consolidated Statements of Cash Flows for the years ended Dec. 31, 2005, 2004 and 2003
          Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2005

          Notes to Consolidated Financial Statements

(b)       Exhibits

1. Resolution of the Executive Committee of the Board of Directors of Investors Syndicate Life Insurance and Annuity Company dated May 10, 1968, filed as Exhibit 1 to Registrant's Registration Statement No. 2-29358 filed on June 14, 1968, and refiled electronically April 27, 1994 as Exhibit 1 with Post-Effective Amendment No. 55, is incorporated herein by reference.

2.        Not Applicable.

3.        Not Applicable.

4. Contracts filed as Exhibit 4 to Registrant's Post-Effective Amendment No. 32 to Registration Statement No. 2-29358 filed on December 27, 1979, are incorporated herein by reference.

5.1 Form of Deferred and Immediate Annuity Application (Form 34530A) filed electronically as Exhibit 5.1 to Registrant's Post-Effective Amendment No. 67 to Registration Statement No. 2-29358, filed on or about July 12, 2004, is incorporated herein by reference.

5.2 Form of Deferred and Immediate Annuity Application (Form 34531) filed electronically as Exhibit 5.2 to Registrant's Post-Effective Amendment No. 67 to Registration Statement No. 2-29358, filed on or about July 12, 2004, is incorporated herein by reference.

5.3 Form of Master Application for Group Deferred Annuity Contract (Form 34532) filed electronically as Exhibit 5.3 to Registrant's Post-Effective Amendment No. 67 to Registration Statement No. 2-29358, filed on or about July 12, 2004, is incorporated herein by reference.

5.4 Form of Annuitant's Participation Application for Group Deferred Annuity (Form 34503) filed electronically as Exhibit 5.4 to Registrant's Post-Effective Amendment No. 67 to Registration Statement No. 2-29358, filed on or about July 12, 2004, is incorporated herein by reference.

6.1 Copy of Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Post-Effective Amendment No. 12 to Registration Statement No. 33-4173 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of IDS Life Insurance Company filed electronically as Exhibit 6.2 to Post-Effective Amendment No. 33 to Registration Statement No. 2-73114 is incorporated herein by reference.

7.        Not Applicable.

8.        Not Applicable.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10. Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

11.       None.

12.       Not Applicable.

13.1 Power of Attorney to sign Amendments to this Registration Statement, dated April 13, 2005, filed electronically as Exhibit 13.1 to Post-Effective Amendment No. 70 to Registration Statement No. 2-29358 is incorporated by reference.

13.2 Power of Attorney to sign Amendments to this Registration Statement, dated July 7, 2004, filed electronically as Exhibit 13.2 to Registrant's Post-Effective Amendment No. 67 to Registration Statement No. 2-29358 is incorporated herein by reference.

13.3 Power of Attorney to sign Amendments to this Registration Statement, dated Dec. 5, 2005 is filed electronically herewith.

Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------
Neysa M. Alecu                                         Anti-Money Laundering Officer

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Arthur H. Berman                                       Director

Walter S. Berman                                       Vice President and Treasurer

Richard N. Bush                                        Senior Vice President - Corporate Tax

Michelle M. Keeley                                     Vice President - Investments

Eric L. Marhoun                                        General Counsel

Brian J. McGrane                                       Director, Executive Vice President
                                                       and Chief Financial Officer

Thomas W. Murphy                                       Vice President - Investments

Benji Orr                                              Deputy Anti-Money Laundering Officer

Kevin E. Palmer                                        Director, Vice President and Chief Actuary

Scott R. Plummer                                       38a-1 Chief Compliance Officer

Julie A. Ruether                                       Chief Compliance Officer and Assistant Secretary

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer

Heather M. Somers                                      Assistant General Counsel and Assistant Secretary

Bridget M. Sperl                                       Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

* Unless otherwise noted, the business address is 70100 Amerprise Financial Center,
  Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

Ameriprise Financial Services Inc.                                                        Delaware
            American Express Financial Advisors Japan Inc.                                Delaware
            American Express Management Company S.A.                                      Luxembourg
Ameriprise Trust Company                                                                  Minnesota
IDS Life Insurance Company                                                                Minnesota
            IDS REO 1, LLC                                                                Minnesota
            IDS REO 2, LLC                                                                Minnesota
            American Partners Life Insurance Company                                      Arizona
            IDS Life Insurance Company of New York                                        New York
            American Enterprise Life Insurance Company                                    Indiana
                       American Enterprise REO 1, LLC                                     Minnesota
            American Centurion Life Assurance Company                                     New York
            RiverSource Tax Advantaged Investments, Inc.                                  Delaware
                       AEXP Affordable Housing Portfolio LLC                              Delaware
Ameriprise Certificate Company                                                            Delaware
            Investors Syndicate Development Corp.                                         Nevada
            American Express International Deposit Company                                Cayman Islands
American Express Insurance Agency of Alabama Inc.                                         Alabama
American Express Insurance Agency of Arizona Inc.                                         Arizona
American Express Insurance Agency of Idaho Inc.                                           Idaho
American Express Insurance Agency of Indiana Inc.                                         Indiana
American Express Insurance Agency of Massachusetts Inc.                                   Massachusetts
American Express Insurance Agency of New Mexico Inc.                                      New Mexico
American Express Insurance Agency of Texas Inc.                                           Texas
IDS Insurance Agency of Utah Inc.                                                         Utah
American Express Insurance Agency of Wyoming Inc.                                         Wyoming
American Express Insurance Agency of Maryland Inc.                                        Maryland
American Express Insurance Agency of Oklahoma Inc.                                        Oklahoma
American Express Insurance Agency of Nevada Inc.                                          Nevada
RiverSource Investments LLC                                                               Minnesota
            Advisory Capital Strategies Group Inc.                                        Minnesota
            American Express Asset Management International (Japan) Inc.                  Japan
                       Advisory Capital Partners LLC                                      Delaware
                       Advisory Select LLC                                                Delaware
                       Boston Equity General Partner LLC                                  Delaware
                       Advisory Quantitative Equity (General Partner) LLC                 Delaware
                       Advisory Credit Opportunities GP LLC                               Delaware
                       Advisory European (General Partner) Inc.                           Cayman Islands
                       Advisory Convertible Arbitrage LLC                                 Delaware
            Kenwood Capital Management LLC (51.1% owned)                                  Delaware
            IDS Capital Holdings Inc.                                                     Minnesota
American Express Asset Management International Inc.                                      Delaware
American Express Asset Management Ltd.                                                    England
IDS Management Corporation                                                                Minnesota
            IDS Partnership Services Corporation                                          Minnesota
            IDS Cable Corporation                                                         Minnesota
            IDS Futures Corporation                                                       Minnesota
            IDS Realty Corporation                                                        Minnesota
            IDS Cable II Corporation                                                      Minnesota

IDS Property Casualty Insurance Company                                                   Wisconsin
            Amex Assurance Company                                                        Illinois
            Ameriprise Auto & Home Insurance Agency, Inc.                                 Wisconsin
American Enterprise Investment Services Inc.                                              Minnesota
American Express Property Casualty Insurance Agency of Kentucky Inc.                      Kentucky
RiverSource Service Corporation                                                           Minnesota
American Express Property Casualty Insurance Agency of Maryland Inc.                      Maryland
American Express Property Casualty Insurance Agency of Mississippi Inc.                   Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania Inc.                  Pennsylvania
AEFA (Jersey) Limited                                                                     Jersey, Channel Islands
Channel Islands
Securities America Financial Corporation                                                  Nebraska
            Realty Assets, Inc.                                                           Nebraska
            Securities America Advisors, Inc.                                             Nebraska
            Securities America, Inc.                                                      Nebraska
American Express Asset Management (Australia) Limited                                     Australia
Threadneedle Asset Management Holdings Ltd.                                               England
            Threadneedle Investments (Channel Islands) Ltd.                               Jersey, Channel Islands
Channel Islands
            Threadneedle Asset Management Ltd.                                            England
            Threadneedle Portfolio Services Ltd.                                          England
            Threadneedle Postfolio Managers Ltd.                                          England
            Threadneedle Investment Services Ltd.                                         England
            Threadneedle Asset Management (Nominees) Ltd.                                 England
            Threadneedle Investment Services GMbH                                         Germany
            Threadneedle Investment Advisors Ltd.                                         England
            Threadneedle International Fund Management Ltd.                               England
            MM Asset Management Ltd.                                                      England
            Eagle Star ISA Manager Ltd.                                                   England
            Eagle Star Unit Managers Ltd.                                                 England
            ADT Nominees Ltd.                                                             England
            Threadneedle International Ltd.                                               England
            Threadneedle Management Services Ltd.                                         England
                       Threadneedle Rural Property Services Ltd.                          England
                       Threadneedle Property Services Ltd.                                England
            Threadneedle Pensions Ltd.                                                    England
            Threadneedle Property GP Holdings Ltd.                                        England
            Threadneedle Property Investments Ltd.                                        England
                       Sackville TCI Property (GP) Ltd.                                   England
                       Sackville TCI Property Nominee (1) Ltd.                            England
                       Sackville TCI Property Nominee (2) Ltd.                            England
                       Sackville Property (GP) Ltd.                                       England
                       Sackville Tandem Property (GP) Ltd.                                England
                                  Sackville Tandem Property Nominee Ltd.                  England
                       Sackville TPEN Property (GP) Ltd.                                  England
                                  Sackville TPEN Property Nominee Ltd.                    England
                                  Sackville TPEN Property Nominee (2) Ltd.                England
                       Sackville TSP Property (GP) Ltd.                                   England
                                  Sackville TSP Property Nominee Ltd.                     England
                       JDM3                                                               California
            Cornbrash Park Management Company Ltd.                                        England
            Highcross (Slough) Management Ltd.                                            England
            Threadneedle Financial Services Ltd.                                          England
            Threadneedle Pension Trustees Ltd.                                            England
Sloan Financial Group                                                                     North Carolina
Ameriprise Insurance Company                                                              Wisconsin
RiverSource Distributors, Inc.                                                            Delaware
Ameriprise India Private Limited                                                          India

Item 27.  Number of Contractowners

          On March 31, 2006, there were 5,540 qualified contracts and 0 non-qualified contracts in IDS Life Variable Annuity Fund B.

Item 28.  Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor or sponsor for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Neysa M. Alecu                        Anti-Money Laundering Officer

     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Arthur H. Berman                      Director

     Walter S. Berman                      Vice President and Treasurer

     Richard N. Bush                       Senior Vice President - Corporate Tax

     Michelle M. Keeley                    Vice President - Investments

     Eric L. Marhoun                       General Counsel

     Brian J. McGrane                      Director, Executive Vice President
                                             and Chief Financial Officer

     Thomas W. Murphy                      Vice President - Investments

     Benji Orr                             Deputy Anti-Money Laundering
                                           Officer

     Kevin E. Palmer                       Director, Vice President and Chief
                                           Actuary

     Scott R. Plummer                      38a-1 Chief Compliance Officer

     Julie A. Ruether                      Chief Compliance Officer and
                                           Assistant Secretary

     Mark E. Schwarzmann                   Director, Chairman of the Board and
                                           Chief Executive Officer

     Heather M. Somers                     Assistant General Counsel and
                                           Assistant Secretary

     Bridget M. Sperl                      Executive Vice President - Client
                                           Service

     David K. Stewart                      Vice President and Controller


* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

                        NET UNDERWRITING
NAME OF PRINCIPAL       DISCOUNTS AND         COMPENSATION ON      BROKERAGE
UNDERWRITER             COMMISSIONS           REDEMPTION           COMMISSIONS           COMPENSATION
-----------             -----------           ----------           -----------           ------------
IDS Life                $96,912,450           None                 None                  None

Item 30.       Location of Accounts and Records

               IDS Life Insurance Company
               70100 Ameriprise Financial Center
               Minneapolis, MN

Item 31.       Management Services

               Not Applicable.

Item 32.       Undertakings

               (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

               (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

               (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

               (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs
                    (1)-(4) of that no-action letter.

               (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 26th day of April, 2006.


                                 IDS Life Variable Annuity Fund B
                                 --------------------------------
                                           (Registrant)

                                 By: IDS Life Insurance Company
                                     --------------------------
                                           (Depositor)


                                 By: /s/  Timothy V. Bechtold*
                                     -------------------------
                                          Timothy V. Bechtold
                                          President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2006.

SIGNATURE                                     TITLE
/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Executive Vice
------------------------------------          President - Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  Brian J. McGrane***                      Director, Executive Vice
------------------------------------          President and Chief Financial
     Brian J. McGrane                         Officer

/s/  Kevin E. Palmer***                       Director, Vice President and
------------------------------------          Chief Actuary
     Kevin E. Palmer

/s/  Mark E. Schwarzmann*                     Chairman of the Board and
------------------------------------          Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart**                       Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     David K. Stewart

* Signed pursuant to Power of Attorney, dated April 13, 2005, filed electronically as Exhibit 13.1 to Post-Effective Amendment No. 70 to Registration Statement No. 2-29538, is incorporated by reference, by:

** Signed pursuant to Power of Attorney, dated July 7, 2004, filed electronically as Exhibit 13.2 to Post-Effective Amendment No. 67 to Registration Statement No. 2-29538, is incorporated by reference, by:

*** Signed pursuant to Power of Attorney dated Dec. 5, 2005 filed electronically herewith, by:

/s/ Mary Ellyn Minenko
----------------------
    Mary Ellyn Minenko
    Assistant General Counsel

                                CONTENTS OF THIS
                         POST-EFFECTIVE AMENDMENT NO. 72
                  TO REGISTRATION STATEMENT NO. 2-47430/2-29358

This Post-Effective Amendment comprises the following papers and documents:

The Cover Page.

Part A.

          The prospectus.

Part B.

          Statement of Additional Information.
          Financial Statements.

Part C.

          Other Information.

          Signatures.